CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Fixed income:
Available-for-sale, at fair value (amortized cost - $1,093,869 in 2010 and $1,240,203 in 2009)	$ 1,132,064	$ 1,273,518
Held-to-maturity, at amortized cost (fair value - $303,384 in 2010 and $209,019 in 2009)	309,258	210,888
Trading, at fair value (amortized cost - $13 in 2010 and $994 in 2009)	15	941
Equity securities available-for-sale, at fair value (cost - $213,069 in 2010 and $177,681 in 2009)	321,897	262,693
Short-term investments, at cost which approximates fair value	39,787	104,462
Total investments	1,803,021	1,852,502
Cash
Accrued investment income	14,615	16,845
Premiums and reinsurance balances receivable, net of allowances for uncollectible amounts of $14,128 in 2010 and $14,637 in 2009	107,391	83,961
Ceded unearned premiums	62,631	65,379
Reinsurance balances recoverable on unpaid losses and settlement expenses, net of allowances for uncollectible amounts of $15,065 in 2010 and $16,841 in 2009	354,163	336,392
Deferred policy acquisition costs, net	74,435	75,880
Property and equipment, at cost, net of accumulated depreciation of $38,703 in 2010 and $35,943 in 2009	18,370	19,110
Investment in unconsolidated investee	43,358	44,286
Goodwill	26,214	26,214
Other assets	10,394	18,084
Total assets	2,514,592	2,538,653
Liabilities:
Unpaid losses and settlement expenses	1,173,943	1,146,460
Unearned premiums	301,537	312,527
Reinsurance balances payable	23,851	22,431
Income taxes - deferred	33,930	24,299
Bonds payable, long-term debt	100,000	100,000
Accrued expenses	42,436	41,835
Other liabilities	47,519	58,851
Total liabilities	1,723,216	1,706,403
Shareholders' equity:
Common stock ( $1 par value, authorized 100,000,000 shares, issued 32,317,691 shares in 2010 and 32,179,091 shares in 2009)	32,318	32,179
Paid-in capital	215,066	207,386
Accumulated other comprehensive earnings, net of tax	95,992	77,411
Retained earnings	834,375	877,791
Deferred compensation	6,474	7,989
Treasury stock, at cost (11,353,151 shares in 2010 and 10,914,368 shares in 2009)	(392,849)	(370,506)
Total shareholders' equity	791,376	832,250
Total liabilities and shareholders' equity	$ 2,514,592	$ 2,538,653

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED BALANCE SHEETS
Available-for-sale, amortized cost	$ 1,093,869	$ 1,240,203
Held-to-maturity, fair value	303,384	209,019
Trading, amortized cost	13	994
Equity securities available-for-sale, cost value	213,069	177,681
Premiums and reinsurance balances receivable, allowances for uncollectible amounts	14,128	14,637
Reinsurance balances recoverable on unpaid losses	15,065	16,841
Property and equipment, accumulated depreciation	$ 38,703	$ 35,943
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	100,000,000	100,000,000
Common stock, shares issued (in shares)	32,317,691	32,179,091
Treasury stock, (in shares)	11,353,151	10,914,368

CONSOLIDATED STATEMENTS OF EARNINGS AND COMPREHENSIVE EARNINGS (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net premiums earned	$ 493,382	$ 491,961	$ 528,764
Net investment income	66,799	67,346	78,986
Net realized investment gains	23,243	32,538	29,427
Other-than-temporary-impairment losses on investments		(45,293)	(76,165)
Consolidated revenue	583,424	546,552	561,012
Losses and settlement expenses	201,332	203,388	247,174
Policy acquisition costs	158,071	162,020	163,320
Insurance operating expenses	38,584	39,768	35,207
Interest expense on debt	6,050	6,050	6,704
General corporate expenses	7,998	7,941	6,853
Total expenses	412,035	419,167	459,258
Equity in earnings of unconsolidated investee	7,101	5,052	4,844
Earnings before income taxes	178,490	132,437	106,598
Income tax expense (benefit):
Current	51,433	23,687	33,721
Deferred	(375)	14,905	(5,799)
Income tax expense	51,058	38,592	27,922
Net earnings	127,432	93,845	78,676
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during the period	33,552	53,995	(111,152)
Less: Reclassification adjustment for losses (gains) included in net earnings	(14,971)	8,286	30,581
Other comprehensive earnings (loss) (OCI)	18,581	62,281	(80,571)
Comprehensive earnings (loss)	$ 146,013	$ 156,126	$ (1,895)
Earnings per share:
Basic - Net earnings per share (in dollars per share)	$ 6.06	$ 4.35	$ 3.65
Comprehensive earnings (loss) per share (in dollars per share)	$ 6.95	$ 7.24	$ (0.09)
Earnings per share:
Diluted - Net earnings per share (in dollars per share)	$ 6	$ 4.32	$ 3.6
Comprehensive earnings (loss) per share (in dollars per share)	$ 6.87	$ 7.18	$ (0.09)
Weighted average number of common shares outstanding:
Basic (in shares)	21,020	21,562	21,540
Diluted (in shares)	21,241	21,731	21,848

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands	Common Stock	Paid-in Capital	Accumulated Other Comprehensive Earnings (Loss)	Retained Earnings	Deferred Compensation	Treasury Stock at Cost	Total
Balance at Dec. 31, 2007	$ 31,870	$ 192,446	$ 95,701	$ 749,767	$ 7,980	$ (303,342)	$ 774,422
Balance (in shares) at Dec. 31, 2007	22,155,140
Increase (Decrease) in Stockholders' Equity
Net earnings				78,676			78,676
Other comprehensive earnings, net of tax			(80,571)				(80,571)
Treasury shares purchased						(47,904)	(47,904)
Treasury shares purchased (in shares)	(917,200)
Deferred compensation under Rabbi trust plans					332	(332)
Stock option excess tax benefit		4,929					4,929
Exercise of stock options	236	(386)					(150)
Exercise of stock options (in shares)	236,489
Dividends declared ( $8.15, $1.08 and $.99 per share during 2010, 2009 and 2008, respectively)				(21,248)			(21,248)
Balance at Dec. 31, 2008	32,106	196,989	15,130	807,195	8,312	(351,578)	708,154
Balance (in shares) at Dec. 31, 2008	21,474,429
Increase (Decrease) in Stockholders' Equity
Net earnings				93,845			93,845
Other comprehensive earnings, net of tax			62,281				62,281
Treasury shares purchased						(19,251)	(19,251)
Treasury shares purchased (in shares)	(282,712)
Treasury shares reissued		5,222					5,222
Deferred compensation under Rabbi trust plans					(323)	323
Stock option excess tax benefit		444					444
Exercise of stock options	73	4,731					4,804
Exercise of stock options (in shares)	73,006
Dividends declared ( $8.15, $1.08 and $.99 per share during 2010, 2009 and 2008, respectively)				(23,249)			(23,249)
Balance at Dec. 31, 2009	32,179	207,386	77,411	877,791	7,989	(370,506)	832,250
Balance (in shares) at Dec. 31, 2009	21,264,723
Increase (Decrease) in Stockholders' Equity
Net earnings				127,432			127,432
Other comprehensive earnings, net of tax			18,581				18,581
Treasury shares purchased						(23,858)	(23,858)
Treasury shares purchased (in shares)	(438,783)
Deferred compensation under Rabbi trust plans					(1,515)	1,515
Stock option excess tax benefit		2,732					2,732
Exercise of stock options	139	4,948					5,087
Exercise of stock options (in shares)	138,600
Dividends declared ( $8.15, $1.08 and $.99 per share during 2010, 2009 and 2008, respectively)				(170,848)			(170,848)
Balance at Dec. 31, 2010	$ 32,318	$ 215,066	$ 95,992	$ 834,375	$ 6,474	$ (392,849)	$ 791,376
Balance (in shares) at Dec. 31, 2010	20,964,540

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
Dividends declared (in dollars per share)	$ 8.15	$ 1.08	$ 0.99

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities
Net earnings	$ 127,432	$ 93,845	$ 78,676
Adjustments to reconcile net earnings to net cash provided by operating activities:
Net realized investment losses (gains)	(23,243)	12,755	46,738
Depreciation	3,037	3,284	3,596
Other items, net	(6,139)	11,172	17,287
Change in:
Accrued investment income	2,230	381	1,070
Premiums and reinsurance balances receivable (net of direct write-offs and commutations)	(23,430)	8,188	13,788
Reinsurance balances payable	1,420	(7,793)	(8,049)
Ceded unearned premium	2,748	598	5,044
Reinsurance balances recoverable on unpaid losses	(17,771)	13,892	66,966
Deferred policy acquisition costs	1,445	2,640	362
Accounts payable and accrued expenses	601	8,941	(6,409)
Unpaid losses and settlement expenses	27,483	(12,851)	(32,867)
Unearned premiums	(10,990)	(22,643)	(20,352)
Income taxes:
Current	16,691	(3,412)	2,163
Deferred	(375)	14,905	(5,799)
Stock option excess tax benefit	(2,732)	(444)	(4,929)
Changes in investment in unconsolidated investees:
Undistributed earnings	(7,101)	(5,052)	(4,844)
Dividends received	7,920		3,960
Net proceeds from trading portfolio activity	1,009	9,353	4,933
Net cash provided by operating activities	100,235	127,759	161,334
Purchase of:
Fixed income, held-to-maturity	(348,252)	(231,456)
Fixed income, available-for-sale	(549,843)	(622,826)	(445,778)
Equity securities, available-for-sale	(63,504)	(123,861)	(123,415)
Short-term investments, net			(88,838)
Property and equipment	(2,841)	(11,565)	(6,002)
Proceeds from sale of:
Fixed income, held-to-maturity			5,230
Fixed income, available-for-sale	323,887	230,604	143,074
Equity securities, available-for-sale	35,559	178,098	89,032
Short-term investments, net	64,673	23,715
Property and equipment	544	10,736	891
Proceeds from call or maturity of:
Fixed income, held-to-maturity	249,927	60,412	28,870
Fixed income, available-for-sale	382,456	390,044	327,462
Net cash provided by (used in) investing activities	92,606	(96,099)	(69,474)
Cash flows from financing activities
Proceeds from issuance of short-term debt			54,017
Payment on short-term debt			(81,992)
Stock option excess tax benefit	2,732	444	4,929
Proceeds from stock option exercises	5,087	4,804	(150)
Treasury shares purchased	(23,858)	(19,251)	(47,904)
Treasury shares reissued		5,222
Cash dividends paid	(176,802)	(22,879)	(20,760)
Net cash used in financing activities	(192,841)	(31,660)	(91,860)
Net decrease in cash
Cash at beginning of year
Cash at end of year

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.    DESCRIPTION OF BUSINESS: We underwrite selected property and casualty insurance coverages. We conduct operations principally through three insurance companies. RLI Insurance Company (RLI Ins.), our principal subsidiary, writes multiple lines of insurance on an admitted basis in all 50 states, the District of Columbia and Puerto Rico. Mt. Hawley Insurance Company, a subsidiary of RLI Ins., writes surplus lines insurance in all 50 states, the District of Columbia, Puerto Rico, the Virgin Islands and Guam. RLI Indemnity Company (RIC), a subsidiary of Mt. Hawley Insurance Company, has authority to write multiple lines of insurance on an admitted basis in 48 states and the District of Columbia. RIC has authority to write fidelity and surety in North Carolina.

B.    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION: The accompanying consolidated financial statements were prepared in conformity with GAAP (generally accepted accounting principles in the United States of America), which differ in some respects from those followed in reports to insurance regulatory authorities. The consolidated financial statements include the accounts of our holding company and our subsidiaries. All significant intercompany balances and transactions have been eliminated. Certain reclassifications were made to 2008 to conform to the classifications used in the current year.

C.    ADOPTED ACCOUNTING STANDARDS

ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements

This Accounting Standards Update (ASU) amends certain disclosure requirements of Subtopic 820-10. This ASU requires additional disclosures for the transfer of financial instruments in and out of Levels 1 and 2 and for activity in Level 3. This ASU also clarifies certain other existing disclosure requirements including level of desegregation and disclosures around inputs and valuation techniques. We adopted ASU 2010-06 on January 1, 2010 and applicable disclosures are included in note 2 to the consolidated financial statements.

ASU 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

This ASU significantly expands existing disclosures about the credit quality of financial receivables and their allowance for credit losses. For public companies, the disclosures as of the end of a reporting period (such as accounting policies for each portfolio segment, ending balances of allowance for credit losses, and credit-quality indicators) are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period (such as modifications and roll forward of allowance for credit losses) are effective for interim and annual reporting periods beginning on or after December 15, 2010. We adopted ASU 2010-20 and the related disclosures are included in note 5 to the consolidated financial statements.

D.    PROSPECTIVE ACCOUNTING STANDARDS

ASU 2010-26, Financial Services — Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

Accounting guidance for deferred acquisition costs incurred by insurance entities changed under the ASU and was designed to eliminate inconsistent industry practices. The ASU requires costs to be incrementally or directly related to the successful acquisition of new or renewal insurance contracts in order to be capitalized as deferred acquisition costs.

Deferred acquisition costs will include agent and broker commissions, salaries of certain employees involved in underwriting and policy issuance, and medical and inspection fees. Previous accounting guidance described deferred acquisition costs as those that “vary with and are primarily related to” the acquisition of new and renewal insurance contracts. This resulted in some entities deferring only direct and incremental costs while others included certain indirect costs. Others deferred costs for all acquisition efforts, including rejected contracts.

The new guidance limits the capitalization of contract acquisition costs to these four components:

a.               Incremental direct costs of contract acquisition;

b.              The portion of the employee’s total compensation (excluding any compensation that is capitalized as incremental direct costs of contract acquisition) and payroll-related fringe benefits related directly to time spent performing any of the following acquisition activities for a contract that actually has been acquired:

·                  Underwriting,

·                  Policy issuance and processing,

·                  Medical and inspection, and

·                  Sales force contract selling;

c.               Other costs related directly to the insurers’ acquisition activities in (b) that would not have been incurred by the insurance entity had the acquisition contract transaction(s) not occurred; and

d.              Advertising costs that meet the capitalization criteria.

Entities will not be required to capitalize costs that they had previously expensed as a result of applying the new guidance.

The effective date for the guidance will be interim and annual periods beginning after December 15, 2011. Early adoption is permitted but only at the beginning of an entity’s annual reporting period.

Either prospective or retrospective application is permitted. If applied on a retrospective basis, the guidance does not require the disclosure of the effect of the change in accounting principle in the current period. However, if the prospective basis is applied, entities will be required to disclose either the effect of the change in the period of adoption or its effect in the period immediately preceding adoption.

We have not completed our estimate of the impact of adopting the ASU on our financial statements.

ASU 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations

This ASU specifies that if a public entity presents comparative financial statements, the entity (acquirer) should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year has occurred as of the beginning of the comparable prior annual reporting period. This ASU also expands the supplemental pro forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.

This ASU is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

We have not completed our estimate of the impact of adopting this ASU on our disclosures.

EITF 10-A, Intangibles — Goodwill and Other (Topic 350), When to Perform Step Two of the Goodwill Impairment Test for Reporting Unites with Zero or Negative Carrying Amounts

The amendments in this EITF modify Step One of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step Two of the goodwill impairment test if it is more-likely-than-not that a goodwill impairment exists. In determining whether it is more-likely-than-not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors. The qualitative factors are consistent with the existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more-likely-than-not reduce the fair value of a reporting unit below its carrying amount.

Upon adoption of this EITF, if the carrying value of the reporting unit is zero or negative, the reporting entity must perform Step Two of the goodwill impairment test if it is more-likely-than-not that goodwill is impaired as of the date of adoption. Any resulting goodwill impairment should be presented as a cumulative-effect adjustment to beginning retained earnings of the period of adoption reflecting a change in accounting principle. No additional recurring disclosures are included as a result of this EITF.

EITF 10-A is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. We do not expect the adoption of the new guidance to have a significant impact on our financial statements as the carrying value of the reporting unit related to our goodwill is positive and there have been no triggering events that would suggest possible impairment.

E. INVESTMENTS: We classify our investments in all debt and equity securities into one of three categories: available-for-sale, held-to-maturity or trading.

Available-For-Sale Securities

Debt and equity securities not included as held-to-maturity or trading are classified as available-for-sale and reported at fair value. Our equity securities consist of a core stock portfolio weighted toward dividend-paying stocks, as well as exchange traded funds (ETFs). Unrealized gains and losses on these securities are excluded from net earnings but are recorded as a separate component of comprehensive earnings and shareholders’ equity, net of deferred income taxes. All of our equity securities and approximately 79 percent of debt securities are classified as available-for-sale.

Held-to-Maturity Securities

Debt securities that we have the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Except for declines that are other-than-temporary, changes in the fair value of these securities are not reflected in the financial statements. We have classified approximately 21 percent of our debt securities portfolio as held-to-maturity.

Trading Securities

Debt and equity securities purchased for short-term resale are classified as trading securities. These securities are reported at fair value with unrealized gains and losses included in earnings. We have classified less than 1 percent of our debt securities portfolio as trading.

For the years ended December 31, 2010, 2009 and 2008, no securities were transferred from held-to-maturity to available-for-sale or trading.

We regularly evaluate our fixed income and equity securities using both quantitative and qualitative criteria to determine impairment losses for other-than-temporary declines in the fair value of the investments. The following are the key factors for determining if a security is other-than-temporarily impaired:

·                  The length of time and the extent to which the fair value has been less than cost,

·                  The probability of significant adverse changes to the cash flows on a fixed income investment,

·                  The occurrence of a discrete credit event resulting in the issuer defaulting on a material obligation, the issuer seeking protection from creditors under the bankruptcy laws, the issuer proposing a voluntary reorganization under which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims,

·                  The probability that we will recover the entire amortized cost basis of our fixed income securities prior to maturity, or

·                  For our equity securities, our expectation of recovery to cost within a reasonable period of time.

Quantitative criteria considered during this process include, but are not limited to: the degree and duration of current fair value as compared to the cost (amortized, in certain cases) of the security, degree and duration of the security’s fair value being below cost and, for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Qualitative criteria include the credit quality, current economic conditions, the anticipated speed of cost recovery, the financial health of and specific prospects for the issuer, as well as our absence of intent to sell or requirement to sell fixed income securities prior to maturity. In addition, we consider price declines of securities in our other-than-temporary impairment (OTTI) analysis where such price declines provide evidence of declining credit quality, and we distinguish between price changes caused by credit deterioration, as opposed to rising interest rates. See note 2 for further discussion of OTTI.

We determined the fair values of certain financial instruments based on the fair value hierarchy. GAAP guidance requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance also describes three levels of inputs that may be used to measure fair value.

Interest on fixed maturities and short-term investments is credited to earnings as it accrues. Premiums and discounts are amortized or accreted over the lives of the related fixed maturities. Dividends on equity securities are credited to earnings on the ex-dividend date. Realized gains and losses on disposition of investments are based on specific identification of the investments sold on the trade date.

F. CASH: Cash consists of cash in banks, generally in operating accounts. On a daily basis, our cash accounts are swept into short-term investments, principally money market instruments. As a result, our consolidated balance sheets do not reflect any cash balance.

G. SHORT-TERM INVESTMENTS: We classify money market funds and securities-lending collateral as short-term investments. Whereas our strategy is to be fully invested at all times, short-term investments in excess of demand deposit balances are considered a component of investment activities, and thus are classified as investments in our consolidated balance sheets. Short-term investments are carried at cost, which approximates fair value. Short-term investments consist of AAA-rated prime and government money market funds. These funds generally have original maturities of less than 90 days. We have not experienced losses on these instruments.

H. REINSURANCE: Ceded unearned premiums and reinsurance balances recoverable on paid and unpaid losses and settlement expenses are reported separately as assets, instead of being netted with the related liabilities, since reinsurance does not relieve us of our legal liability to our policyholders.

We continuously monitor the financial condition of our reinsurers. As part of our monitoring efforts, we review their annual financial statements, quarterly disclosures, and Securities and Exchange Commission (SEC) filings. We also review insurance industry developments that may impact the financial condition of our reinsurers. We analyze the credit risk associated with our reinsurance balances recoverable by monitoring the A.M. Best and Standard & Poor’s (S&P) ratings of our reinsurers. In addition, we subject our reinsurance recoverables to detailed recoverable tests, including one based on average default by S&P rating. Based upon our review and testing, our policy is to charge to earnings, in the form of an allowance, an estimate of unrecoverable amounts from reinsurers. This allowance is reviewed on an ongoing basis to ensure that the amount makes a reasonable provision for reinsurance balances that we may be unable to recover.

I. POLICY ACQUISITION COSTS: We defer commissions, premium taxes and certain other costs that vary with and are primarily related to the acquisition of insurance contracts. This deferral includes costs associated with both successful and unsuccessful efforts in acquiring policies. Acquisition-related costs may be deemed ineligible for deferral when they are based on contingent or performance criteria beyond the basic acquisition of the insurance contract. All eligible costs are capitalized and charged to expense in proportion to premium revenue recognized. The method followed in computing deferred policy acquisition costs limits the amount of such deferred costs to their estimated realizable value. This would also give effect to the premiums to be earned and anticipated losses and settlement expenses, as well as certain other costs expected to be incurred as the premiums are earned. Judgments as to the ultimate recoverability of such deferred costs are reviewed on a segment basis and are highly dependent upon estimated future loss costs associated with the premiums written. This deferral methodology applies to both gross and ceded premiums and acquisition costs.

J. PROPERTY AND EQUIPMENT: Property and equipment are presented at cost less accumulated depreciation and are depreciated on a straight-line basis for financial statement purposes over periods ranging from three to 10 years for equipment and up to 30 years for buildings and improvements.

K. INVESTMENT IN UNCONSOLIDATED INVESTEES: We maintain a 40 percent interest in the earnings of Maui Jim, Inc. (Maui Jim), a manufacturer of high-quality polarized sunglasses, which is accounted for by the equity method. We also maintain a similar minority representation on their board of directors, held by our chairman, president and CFO. Maui Jim’s chief executive officer owns a controlling majority of the outstanding shares of Maui Jim, Inc. Our investment in Maui Jim was  $43.4 million in 2010 and  $44.3 million in 2009. In 2010, we recorded  $7.1 million in investee earnings, compared to  $5.1 million in 2009 and  $4.8 million in 2008. Maui Jim recorded net income of  $16.6 million in 2010,  $13.6 million in 2009 and  $11.9 million in 2008. Additional summarized financial information for Maui Jim for 2010 and 2009 is outlined in the following table:

(in millions)	2010	2009
Total assets	$160.5	$141.6
Total liabilities	75.4	54.3
Total equity	85.1	87.3

Approximately  $30.3 million of undistributed earnings from Maui Jim are included in our retained earnings as of December 31, 2010. In 2010, we received a dividend of  $7.9 million from Maui Jim.

We perform an impairment review of our investment in our unconsolidated investee which considers current valuation and operating results. Based upon the most recent review, this asset was not impaired.

L. INTANGIBLE ASSETS: In accordance with GAAP guidance, the amortization of goodwill and indefinite-lived intangible assets is not permitted. Goodwill and indefinite-lived intangible assets remain on the balance sheet and are tested for impairment on an annual basis, or earlier if there is reason to suspect that their values may have been diminished or impaired. Goodwill, which relates to our surety segment, is listed separately on the balance sheet and totaled  $26.2 million at December 31, 2010 and 2009. Annual impairment testing was performed during the second quarter of 2010. Based upon this review, this asset was not impaired. In addition, as of December 31, 2010, there were no triggering events that had occurred that would suggest an updated review was necessary.

M. UNPAID LOSSES AND SETTLEMENT EXPENSES: The liability for unpaid losses and settlement expenses represents estimates of amounts needed to pay reported and unreported claims and related expenses. The estimates are based on certain actuarial and other assumptions related to the ultimate cost to settle such claims. Such assumptions are subject to occasional changes due to evolving economic, social and political conditions. All estimates are periodically reviewed and, as experience develops and new information becomes known, the reserves are adjusted as necessary. Such adjustments are reflected in the results of operations in the period in which they are determined. Due to the inherent uncertainty in estimating reserves for losses and settlement expenses, there can be no assurance that the ultimate liability will not exceed recorded amounts. If actual liabilities do exceed recorded amounts, there will be an adverse effect. Furthermore, we may determine that recorded reserves are more than adequate to cover expected losses, as happened during 2008 through 2010, when favorable experience primarily on casualty business led us to reduce our reserves. Based on the current assumptions used in estimating reserves, we believe that our overall reserve levels at December 31, 2010, make a reasonable provision to meet our future obligations. See note 6 for a further discussion of unpaid losses and settlement expenses.

N. INSURANCE REVENUE RECOGNITION: Insurance premiums are recognized ratably over the term of the contracts, net of ceded reinsurance. Unearned premiums are calculated on a monthly pro rata basis.

O. INCOME TAXES: We file a consolidated income tax return. Income taxes are accounted for using the asset and liability method under which deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities, operating losses and tax credit carry forwards. The effect on deferred taxes for a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance if it is more-likely-than-not all or some of the deferred tax assets will not be realized.

We consider uncertainties in income taxes and recognize those in our financial statements as required. As it relates to uncertainties in income taxes, our unrecognized tax benefits, including interest and penalty accruals, are not considered material to the consolidated financial statements. Also, no tax uncertainties are expected to result in significant increases or decreases to unrecognized tax benefits within the next 12-month period. Penalties and interest related to income tax uncertainties, should they occur, would be included in tax expense. During 2010, the IRS completed an examination of the income tax returns for the years 2005 through 2009. The examination did not produce a material charge to corporate earnings and it brings the company current from a federal examination perspective.

P. EARNINGS PER SHARE: Basic earnings per share (EPS) excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the dilution that could occur if securities or other contracts to issue common stock or common stock equivalents were exercised or converted into common stock. When inclusion of common stock equivalents increases the earnings per share or reduces the loss per share, the effect on earnings is anti-dilutive. Under these circumstances, the diluted net earnings or net loss per share is computed excluding the common stock equivalents.

The following represents a reconciliation of the numerator and denominator of the basic and diluted EPS computations contained in the consolidated financial statements.

(in thousands,	Income	Shares	Per Share
except per share data)	(Numerator)	(Denominator)	Amount
For the year ended December 31, 2010
Basic EPS
Income available to common shareholders	$127,432	21,020	$6.06
Stock options	—	221
Diluted EPS
Income available to common shareholders and assumed conversions	$127,432	21,241	$6.00
For the year ended December 31, 2009
Basic EPS
Income available to common shareholders	$93,845	21,562	$4.35
Stock options	—	169
Diluted EPS
Income available to common shareholders and assumed conversions	$93,845	21,731	$4.32
For the year ended December 31, 2008
Basic EPS
Income available to common shareholders	$78,676	21,540	$3.65
Stock options	—	308
Diluted EPS
Income available to common shareholders and assumed conversions	$78,676	21,848	$3.60

Q. COMPREHENSIVE EARNINGS: The difference between our net earnings and our comprehensive earnings is that comprehensive earnings include unrealized gains/ losses on our available-for-sale investment securities net of tax, whereas net earnings does not include such amounts, and such amounts are instead directly credited or charged against shareholders’ equity. In reporting the components of comprehensive earnings on a net basis in the income statement, we have used a 35 percent tax rate. Other comprehensive income (loss), as shown in the consolidated statements of earnings and comprehensive earnings, is net of tax expense (benefit) of  $10.0 million,  $33.5 million and  $(43.3) million for 2010, 2009 and 2008, respectively.

R. FAIR VALUE DISCLOSURES: The following was considered in the estimation of fair value for each class of financial instruments for which it was practicable to estimate that value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. We determined the fair values of certain financial instruments based on the fair value hierarchy. GAAP guidance requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance also describes three levels of inputs that may be used to measure fair value.

For the Level 2 securities, as described above, we periodically conduct a review to assess the reasonableness of the fair values provided by our pricing service. The review consists of obtaining prices from securities brokers and comparing them to the prices provided by our pricing service. Based on this assessment, we determine that the fair values provided by our pricing service are reasonable.

For common stock, we receive prices from a nationally recognized pricing service. Prices are based on observable inputs in an active market and are therefore disclosed as Level 1.

Fair value disclosures for investments are included in note 2. Due to the relatively short-term nature of cash, short-term investments, accounts receivable, accounts payable and short-term debt, their carrying amounts are reasonable estimates of fair value. The fair value of our long-term debt is discussed further in note 4.

S. STOCK-BASED COMPENSATION: We account for stock-based compensation pursuant to GAAP guidance regarding stock compensation which requires companies to expense the estimated fair value of employee stock options and similar awards. Guidance requires entities to measure compensation cost for awards of equity instruments to employees based on the grant-date fair value of those awards and recognize compensation expense over the service period that the awards are expected to vest.

We calculate the tax effects of share-based compensation pursuant to GAAP guidelines and under the alternative transition method. The alternative transition method included simplified methods to determine the impact on the additional paid-in capital pool and consolidated statements of cash flows of the tax effects of employee share-based compensation awards.

See note 8 for further discussion and related disclosures regarding stock options.

T. RISKS AND UNCERTAINTIES: Certain risks and uncertainties are inherent to our day-to-day operations and to the process of preparing our consolidated financial statements. The more significant risks and uncertainties, as well as our attempt to mitigate, quantify and minimize such risks, are presented below and throughout the notes to the consolidated financial statements.

Catastrophe Exposures

Our insurance coverages include exposure to catastrophic events. We monitor all catastrophe exposures by quantifying our exposed policy limits in each region and by using computer-assisted modeling techniques. Additionally, we further limit our risk to such catastrophes through the purchase of reinsurance. Our major catastrophe exposure is to losses caused by earthquakes, primarily on the West Coast. In 2010, for these coverages, we had protection of  $325 million in excess of a  $50 million first-dollar retention. Our second largest catastrophe exposure is to losses caused by hurricanes to commercial properties throughout the Gulf and East Coasts, as well as to homes we insure in Hawaii. In 2010, these coverages were supported by  $150 million in excess of a  $25 million first-dollar retention in traditional catastrophe reinsurance protection, subject to certain retentions by us.

Our catastrophe reinsurance treaty renewed at January 1, 2011. We purchased  $300 million,  $325 million and  $225 million of reinsurance limit, subject to certain retentions by us, for California earthquake, non-California earthquake and all other perils, respectively. These limits attach above an initial retention of  $25 million. We actively manage our catastrophe program to keep our net retention in line with risk tolerances and to optimize the risk/return trade off.

Environmental Exposures

We are subject to environmental claims and exposures primarily through our commercial umbrella, general liability and discontinued assumed reinsurance lines of business. Although exposure to environmental claims exists in these lines of business, we have sought to mitigate or control the extent of this exposure on the vast majority of this business through the following methods: 1) our policies include pollution exclusions that have been continually updated to further strengthen them, 2) our policies primarily cover moderate hazard risks, and 3) we began writing this business after the insurance industry became aware of the potential pollution liability exposure and implemented changes to limit its exposure to this hazard.

In 2009, as an extension of our excess and surplus lines general liability product, we expanded our offerings into low to moderate environmental liability exposures for small contractors and asbestos and mold remediation specialists. The business unit also provides limited coverage for individually underwritten underground storage tanks. We have attempted to mitigate the overall exposure by focusing on smaller risks with low to moderate exposures. A large portion of this business is also offered on claims-made basis with relatively low limits. In addition, we have avoided risks that have large-scale exposures including petrochemical, chemical, mining, manufacturers and other risks that might be exposed to superfund sites. Since 2009, we have written less than  $2 million of premium from this new product extension, which is covered under our casualty ceded reinsurance treaties.

We have made loss and settlement expense payments on environmental liability claims and have loss and settlement expense reserves for others. We include this historical environmental loss experience with the remaining loss experience in the applicable line of business to project ultimate incurred losses and settlement expenses as well as related incurred but not reported (IBNR) loss and settlement expense reserves.

Although historical experience on environmental claims may not accurately reflect future environmental exposures, we have used this experience to record loss and settlement expense reserves in the exposed lines of business. See further discussion of environmental exposures in note 6.

Reinsurance

Reinsurance does not discharge us from our primary liability to policyholders, and to the extent that a reinsurer is unable to meet its obligations, we would be liable. We continuously monitor the financial condition of prospective and existing reinsurers. As a result, we purchase reinsurance from a number of financially strong reinsurers. We provide an allowance for reinsurance balances deemed uncollectible. See further discussion of reinsurance exposures in note 5.

Investment Risk

Our investment portfolio is subject to market, credit and interest rate risks. The equity portfolio will fluctuate with movements in the overall stock market. While the equity portfolio has been constructed to have lower downside risk than the market, the portfolio is sensitive to movements in the market. The bond portfolio is affected by interest rate changes and credit spreads. We attempt to mitigate our interest rate and credit risks by constructing a well-diversified portfolio with high-quality securities with varied maturities. Our total portfolio had a positive return of 7 percent for the year. Downturns in the financial markets could have a negative effect on our portfolio. However, we attempt to manage this risk through asset allocation and security selection.

Liquidity Risk

Liquidity is essential to our business and a key component of our concept of asset-liability matching. Our liquidity may be impaired by an inability to collect premium receivable or reinsurance recoverable balances timely, an inability to sell assets or redeem our investments, an inability to access funds from our insurance subsidiaries, unforeseen outflows of cash or large claim payments, or an inability to access debt or equity capital markets. This situation may arise due to circumstances that we may be unable to control, such as a general market disruption or an operational problem that affects third parties or us, or even by the perception among market participants that we, or other market participants, are experiencing greater liquidity risk.

Our credit ratings are important to our liquidity. A reduction in our credit ratings could adversely affect our liquidity and competitive position, increase our borrowing costs, or limit our access to the capital markets.

Financial Statements

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. The most significant of these amounts is the liability for unpaid losses and settlement expenses. Other estimates include investment valuation and OTTIs, the collectibility of reinsurance balances, recoverability of deferred tax assets and deferred policy acquisition costs. These estimates and assumptions are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. We adjust such estimates and assumptions when facts and circumstances dictate. Illiquid credit markets and volatile equity markets have combined to increase the uncertainty inherent in such estimates and assumptions. Although recorded estimates are supported by actuarial computations and other supportive data, the estimates are ultimately based on our expectations of future events. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the consolidated financial statements in future periods.

External Factors

Our insurance subsidiaries are highly regulated by the states in which they are incorporated and by the states in which they do business. Such regulations, among other things, limit the amount of dividends, impose restrictions on the amount and types of investments and regulate rates insurers may charge for various coverages. We are also subject to insolvency and guarantee fund assessments for various programs designed to ensure policyholder indemnification. We generally accrue an assessment during the period in which it becomes probable that a liability has been incurred from an insolvency and the amount of the related assessment can be reasonably estimated.

The National Association of Insurance Commissioners (NAIC) has developed Property/Casualty Risk-Based Capital (RBC) standards that relate an insurer’s reported statutory surplus to the risks inherent in its overall operations. The RBC formula uses the statutory annual statement to calculate the minimum indicated capital level to support asset (investment and credit) risk and underwriting (loss reserves, premiums written and unearned premium) risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. We regularly monitor our subsidiaries’ internal capital requirements and the NAIC’s RBC developments. As of December 31, 2010, we have determined that our capital levels are well in excess of the minimum capital requirements for all RBC action levels and that our capital levels are sufficient to support the level of risk inherent in our operations.

In addition, ratings are a critical factor in establishing the competitive position of insurance companies. Our insurance companies are rated by A.M. Best, S&P and Moody’s. Their ratings reflect their opinions of an insurance company’s and an insurance holding company’s financial strength, operating performance, strategic position and ability to meet its obligations to policyholders.

INVESTMENTS	12 Months Ended
Dec. 31, 2010
INVESTMENTS
INVESTMENTS

2.  INVESTMENTS

A summary of net investment income is as follows:

NET INVESTMENT INCOME

(in thousands)	2010	2009	2008
Interest on fixed income securities	$62,806	$63,104	$68,290
Dividends on equity securities	8,192	7,965	13,863
Interest on short-term investments	170	591	1,484
Gross investment income	71,168	71,660	83,637
Less investment expenses	(4,369)	(4,314)	(4,651)
Net investment income	$66,799	$67,346	$78,986

Pretax net realized investment gains (losses) and net changes in unrealized gains (losses) on investments for the years ended December 31 are summarized as follows:

Realized/unrealized gains
(in thousands)	2010	2009	2008
Net realized investment gains (losses)
Fixed income
Available-for-sale	$15,590	$11,196	$3,583
Available-for-sale OTTI	—	(4,578)	(11,933)
Held-to-maturity	120	70	270
Trading	28	67	(123)
Equity securities	7,443	21,350	25,534
Equity securities OTTI	—	(40,715)	(64,232)
Other	62	(145)	163
Total	23,243	(12,755)	(46,738)
Net changes in unrealized gains (losses) on investments
Fixed income
Available-for-sale	4,879	45,777	(21,032)
Held-to-maturity	(4,005)	(3,468)	(425)
Equity securities	23,816	49,504	(102,575)
Total	24,690	91,813	(124,032)
Net realized investment gains (losses) and changes in unrealized gains (losses) on investments	$47,933	$79,058	$(170,770)

During 2010, we recorded  $23.2 million in net realized gains and the portfolio experienced unrealized gains of  $24.7 million. For 2010, the net realized investment gains and changes in unrealized gains (losses) on investments totaled  $47.9 million. The majority of our net realized gains were due to sales in the municipal and corporate bond portfolios.

The following is a summary of the disposition of fixed maturities and equities for the years ended December 31, with separate presentations for sales and calls/maturities.

SALES

				Net
	Proceeds	Gross Realized		Realized
(in thousands)	From Sales	Gains	Losses	Gain (Loss)
2010 –
Available-for-sale	$323,887	$15,017	$(59)	$14,958
Held-to-maturity	—	—	—	—
Trading	1,006	28	—	28
Equities	35,559	8,525	(1,082)	7,443
2009 –
Available-for-sale	$230,604	$11,224	$(1,598)	$9,626
Held-to-maturity	—	—	—	—
Trading	10,264	336	(269)	67
Equities	178,098	21,350	(14,481)	6,869
2008 –
Available-for-sale	$143,074	$4,269	$(3,759)	$510
Held-to-maturity	5,230	179	—	179
Trading	10,885	241	(312)	(71)
Equities	89,032	25,959	(30,806)	(4,847)

CALLS/MATURITIES

				Net
	Proceeds	Gross Realized		Realized
(in thousands)	From Sales	Gains	Losses	Gain (Loss)
CALLS/MATURITIES
2010 —
Available-for-sale	$382,456	$636	$(4)	$632
Held-to-maturity	249,927	120	—	120
Trading	3	—	—	—
2009 —
Available-for-sale	$390,044	$169	$(11)	$158
Held-to-maturity	60,412	70	—	70
Trading	628	—	—	—
2008 —
Available-for-sale	$327,462	$137	$—	$137
Held-to-maturity	28,870	92	(1)	91
Trading	1,561	1	—	1

FAIR VALUE MEASUREMENTS

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. We determined the fair values of certain financial instruments based on the fair value hierarchy. GAAP guidance requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance also describes three levels of inputs that may be used to measure fair value.

The following are the levels of the fair value hierarchy and a brief description of the type of valuation inputs that are used to establish each level:

Pricing Level 1 is applied to valuations based on readily available, unadjusted quoted prices in active markets for identical assets. These valuations are based on quoted prices that are readily and regularly available in an active market.

Pricing Level 2 is applied to valuations based upon quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets; or valuations based on models where the significant inputs are observable (e.g. interest rates, yield curves, prepayment speeds, default rates, loss severities) or can be corroborated by observable market data.

Pricing Level 3 is applied to valuations that are derived from techniques in which one or more of the significant inputs are unobservable. Financial assets are classified based upon the lowest level of significant input that is used to determine fair value.

The following is a description of the valuation techniques used for financial assets that are measured at fair value, including the general classification of such assets pursuant to the fair value hierarchy. As a part of management’s process to determine fair value, we utilize widely recognized, third party pricing sources to determine our fair values.

Corporate, Government and Municipal Bonds: The pricing vendor uses a generic model which uses standard inputs, including (listed in order of priority for use) benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, market bids/offers and other reference data. The pricing vendor also monitors market indicators, as well as industry and economic events. Further, the model uses Option Adjusted Spread (OAS) and is a multidimensional relational model. All bonds valued using these techniques are classified as Level 2. All Corporate, Government and Municipal securities were deemed Level 2.

Mortgage-backed Securities (MBS)/Collateralized Mortgage Obligations (CMO) and Structured Securities: The pricing vendor evaluation methodology includes interest rate movements, new issue data and other pertinent data. Evaluation of the tranches (non-volatile, volatile or credit sensitivity) is based on the pricing vendors’ interpretation of accepted modeling and pricing conventions. This information is then used to determine the cash flows for each tranche, benchmark yields, prepayment assumptions and to incorporate collateral performance. To evaluate CMO volatility, an OAS model is used in combination with models that simulate interest rate paths to determine market price information. This process allows the pricing vendor to obtain evaluations of a broad universe of securities in a way that reflects changes in yield curve, index rates, implied volatility, mortgage rates and recent trade activity. MBS/CMO and Structured Securities with corroborated, observable inputs are classified as Level 2. All of our MBS/ CMO and structured securities are deemed Level 2.

Common Stock: Exchange traded equities have readily observable price levels and are classified as Level 1 (fair value based on quoted market prices). All of our common stock holdings are deemed Level 1.

Assets measured at fair value on a recurring basis as of December 31, 2010, are summarized below:

	Quoted in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
(in thousands)	(Level 1)	(Level 2)	(Level 3)	Total
Trading securities
Mortgage-backed	$—	$15	$—	$15
ABS/CMO*	—	—	—	—
Treasuries	—	—	—	—
Total trading securities	$	$15	$—	$15
Available-for-sale securities
Agencies	$—	$102,213	$—	$102,213
Corporates	—	472,933	—	472,933
Mortgage-backed	—	254,141	—	254,141
ABS/CMO*	—	49,915	—	49,915
Treasuries	—	15,824	—	15,824
Municipals	—	237,038	—	237,038
Equity	321,897	—	—	321,897
Total available-for-sale securities	$321,897	$1,132,064	$—	$1,453,961
Total	$321,897	$1,132,079	$—	$1,453,976

*Asset-backed & collateralized mortgage obligations

Assets measured at fair value on a recurring basis as of December 31, 2009, are summarized below:

	Quoted in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
(in thousands)	(Level 1)	(Level 2)	(Level 3)	Total
Trading securities
Corporate	$—	$102	$—	$102
Mortgage-backed	$—	18	—	18
ABS/CMO*	—	674	—	674
Treasuries	—	147	—	147
Total trading securities	$—	$941	$—	$941
Available-for-sale securities
Agencies	$—	$134,832	$—	$134,832
Corporates	—	438,289	—	438,289
Mortgage-backed	—	241,584	—	241,584
ABS/CMO*	—	50,160	—	50,160
Treasuries**	—	6,616	—	6,616
Municipals	—	402,037	—	402,037
Equity	262,693	—	—	262,693
Total available-for-sale securities	$262,693	$1,273,518	$—	$1,536,211
Total	$262,693	$1,274,459	$—	$1,537,152

*Asset-backed & collateralized mortgage obligations

**Includes U.S. and Non-U.S. Government treasuries in 2009

As noted in the above tables, we did not have any assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2010 and 2009. Additionally, there were no securities transferred in or out of levels 1 or 2.

In addition, the following is a schedule of amortized costs and estimated fair values of investments in fixed income and equity securities as of December 31, 2010 and 2009:

	Amortized		Gross Unrealized
(in thousands)	Cost	Fair Value	Gains	Losses
2010
AVAILABLE-FOR-SALE
U.S. government	$15,771	$15,824	$244	$(191)
Non-U.S. government	—	—	—	—
U.S. agencies	103,133	102,213	869	(1,789)
Mtge/ABS/CMO*	290,858	304,056	14,041	(843)
Corporate	449,651	472,933	26,259	(2,977)
States, political subdivisions & revenues	234,456	237,038	4,823	(2,241)
Fixed maturities	1,093,869	1,132,064	46,236	(8,041)
Equity securities	213,069	321,897	109,122	(294)
Total available-for-sale	$1,306,938	$1,453,961	$155,358	$(8,335)
HELD-TO-MATURITY
U.S. agencies	$288,407	$282,326	$607	$(6,688)
Corporate	15,000	14,975	100	(125)
States, political subdivisions & revenues	5,851	6,083	232	—
Total held-to-maturity	$309,258	$303,384	$939	$(6,813)
TRADING**
U.S. government	$—	$—	$—	$—
U.S. agencies	—	—	—	—
Mtge/ABS/CMO*	13	15	—	—
Corporate	—	—	—	—
States, political subdivisions & revenues	—	—	—	—
Total trading	$13	$15	$—	$—
Total	$1,616,209	$1,757,360	$156,297	$(15,148)

*Mortgage-backed, asset-backed & collateralized mortgage obligations

**Trading securities are carried at fair value with unrealized gains (losses) included in earnings.

	Amortized		Gross Unrealized
(in thousands)	Cost	Fair Value	Gains	Losses
2009
AVAILABLE-FOR-SALE
U.S. government	$5,439	$5,682	$243	$—
Non-U.S. government	945	934	—	(11)
U.S. agencies	135,554	134,832	850	(1,572)
Mtge/ABS/CMO*	283,658	291,744	8,586	(500)
Corporate	423,042	438,289	16,901	(1,654)
States, political subdivisions & revenues	391,565	402,037	11,227	(755)
Fixed maturities	1,240,203	1,273,518	37,807	(4,492)
Equity securities	177,681	262,693	85,467	(455)
Total available-for-sale	$1,417,884	$1,536,211	$123,274	$(4,947)
HELD-TO-MATURITY
U.S. government	$—	$—	$—	$—
U.S. agencies	200,064	197,848	732	(2,948)
States, political subdivisions & revenues	10,824	11,171	347	—
Total held-to-maturity	$210,888	$209,019	$1,079	$(2,948)
TRADING**
U.S. government	$158	$147	$—	$—
U.S. agencies	—	—	—	—
Mtge/ABS/CMO*	731	691	—	—
Corporate	105	103	—	—
States, political subdivisions & revenues	—	—	—	—
Total trading	$994	$941	$—	$—
Total	$1,629,766	$1,746,171	$124,353	$(7,895)

*Mortgage-backed, asset-backed & collateralized mortgage obligations

**Trading securities are carried at fair value with unrealized gains (losses) included in earnings.

Agency Bonds

Unrealized losses in the agency bond portfolio were caused by interest rate changes, particularly during the last three months of the year. All but one bond in the portfolio is rated AAA. We believe it is probable that we will receive all contractual payments in the form of principal and interest. Additionally, we are not required to, nor do we intend to sell these investments prior to recovering the entire amortized cost basis of each security, thus we do not consider these investments to be other-than-temporarily impaired at December 31, 2010.

MBS/ABS/CMO

        Our MBS are issued by Government Sponsored Enterprises (GSE), including FNMA and FHLMC. All carry the highest credit rating by one or more major rating agency. As of December 31, 2010, we did not own any subprime residential mortgage bonds.  Our asset-backed securities (ABS) are comprised of rate reduction utility bonds and all carry the highest credit rating available by two major rating agencies. Our CMO are all rated AAA by one or more major rating agencies. All of these securities have demonstrated the ability to make all contractual or estimated cash flows in the form of principal or interest. We are not required to, nor do we intend to sell these investments prior to recovering the entire amortized cost basis of each security, and therefore do not consider these investments to be other-than-temporarily impaired at December 31, 2010.

Corporate Bonds

Unrealized losses in the corporate bond portfolio increased in 2010 as interest rates rose during the fourth quarter of the year. The corporate bond portfolio has an overall rating of A and we believe it is probable that we will receive all contractual payments in the form of principal and interest. In addition, we are not required to, nor do we intend to sell these investments prior to recovering the entire amortized cost basis of each security, which may be maturity. We do not consider these investments to be other-than-temporarily impaired at December 31, 2010.

Equity Securities

Our equity portfolio consists of common stocks and exchange traded funds (ETF). The unrealized loss is contained to two securities with a fair value of  $6.1 million and an unrealized loss of  $0.3 million. Given our intent to hold and expectation of recovery to cost within a reasonable period of time, we do not consider any of our equities to be other-than-temporarily impaired.

Under current accounting standards, an OTTI write-down of debt securities, where fair value is below amortized cost, is triggered by circumstances where (1) an entity has the intent to sell a security, (2) it is more-likely-than-not that the entity will be required to sell the security before recovery of its amortized cost basis, or (3) the entity does not expect to recover the entire amortized cost basis of the security. If an entity intends to sell a security or if it is more-likely-than-not the entity will be required to sell the security before recovery, an OTTI write-down is recognized in earnings equal to the difference between the security’s amortized cost and its fair value. If an entity does not intend to sell the security or it is not more-likely-than-not that it will be required to sell the security before recovery, the OTTI write-down is separated into an amount representing the credit loss, which is recognized in earnings, and the amount related to all other factors, which is recognized in other comprehensive income.

Part of our evaluation of whether particular securities are other-than-temporarily impaired involves assessing whether we have both the intent and ability to continue to hold equity securities in an unrealized loss position. For fixed income securities, we consider our intent to sell a security (which is determined on a security-by-security basis) and whether it is more-likely-than-not we will be required to sell the security before the recovery of our amortized cost basis. Significant changes in these factors could result in a charge to net earnings for impairment losses. Impairment losses result in a reduction of the underlying investment’s cost basis.

The amortized cost and estimated fair value of fixed income securities at December 31, 2010, by contractual maturity, are shown as follows:

(in thousands)	Amortized Cost	Fair Value

AVAILABLE-FOR-SALE
Due in one year or less	$20,874	$21,059
Due after one year through five years	133,753	140,385
Due after five years through 10 years	446,823	466,506
Due after 10 years	201,561	200,058
Mtge/ABS/CMO*	290,858	304,056
Total available-for-sale	$1,093,869	$1,132,064

HELD-TO-MATURITY
Due in one year or less	$6,717	$6,802
Due after one year through five years	7,181	7,749
Due after five years through 10 years	18,994	18,812
Due after 10 years	276,366	270,021
Total held-to-maturity	$309,258	$303,384

TRADING
Due in one year or less	$—	$—
Due after one year through five years	—	—
Due after five years through 10 years	—	—
Due after 10 years	—	—
Mtge/ABS/CMO*	13	15
Total trading	$13	$15

TOTAL FIXED INCOME
Due in one year or less	$27,591	$27,861
Due after one year through five years	140,934	148,134
Due after five years through 10 years	465,817	485,318
Due after 10 years	477,927	470,079
Mtge/ABS/CMO*	290,871	304,071
Grand total	$1,403,140	$1,435,463

*Mortgage-backed, asset-backed & collateralized mortgage obligations

Expected maturities may differ from contractual maturities due to call provisions on some existing securities and prepayment features on MBS, ABS and CMOs. At December 31, 2010, the net unrealized appreciation of available-for-sale fixed maturities and equity securities totaled  $147.0 million. At December 31, 2009, the net unrealized appreciation of available-for-sale fixed maturities and equity securities totaled  $118.3 million.

The following tables are also used as part of our impairment analysis and illustrate the total value of securities that were in an unrealized loss position as of December 31, 2010, and December 31, 2009. These tables segregate the securities based on type, noting the fair value, cost (or amortized cost) and unrealized loss on each category of investment as well as in total. The tables further classify the securities based on the length of time they have been in an unrealized loss position.

December 31, 2010		12 Mos.
(in thousands)	<12 Mos.	& Greater	Total
U.S. Government
Fair value	$5,689	$—	$5,689
Cost or amortized cost	5,880	—	5,880
Unrealized loss	(191)	—	(191)
U.S. Agency
Fair value	$295,897	$—	$295,897
Cost or amortized cost	304,374	—	304,374
Unrealized loss	(8,477)	—	(8,477)
Mortgage Backed
Fair value	$43,852	$—	$43,852
Cost or amortized cost	44,659	—	44,659
Unrealized loss	(807)	—	(807)
ABS/CMO*
Fair value	$2,160	$—	$2,160
Cost or amortized cost	2,196	—	2,196
Unrealized loss	(36)	—	(36)
Corporate
Fair value	$110,772	$1,951	$112,723
Cost or amortized cost	113,813	2,012	115,825
Unrealized loss	(3,041)	(61)	(3,102)
States, political subdivisions and revenues
Fair value	$80,465	$996	$81,461
Cost or amortized cost	82,652	1,050	83,702
Unrealized loss	(2,187)	(54)	(2,241)
Subtotal, debt securities
Fair value	$538,835	$2,947	$541,782
Cost or amortized cost	553,574	3,062	556,636
Unrealized loss	(14,739)	(115)	(14,854)
Common stock
Fair value	$6,078	$—	$6,078
Cost or amortized cost	6,372	—	6,372
Unrealized loss	(294)	—	(294)
Total
Fair value	$544,913	$2,947	$547,860
Cost or amortized cost	559,946	3,062	563,008
Unrealized loss	(15,033)	(115)	(15,148)

*Asset-backed & collateralized mortgage obligations

December 31, 2009		12 Mos.
(in thousands)	<12 Mos.	& Greater	Total
U.S. Government
Fair value	$—	$—	$—
Cost or amortized cost	—	—	—
Unrealized loss	—	—	—
Non-U.S. Government
Fair value	$934	$—	$934
Cost or amortized cost	945	—	945
Unrealized loss	(11)	—	(11)
U.S. Agency
Fair value	$248,507	$—	$248,507
Cost or amortized cost	253,027	—	253,027
Unrealized loss	(4,520)	—	(4,520)
Mortgage Backed
Fair value	$24,931	$—	$24,931
Cost or amortized cost	25,302	—	25,302
Unrealized loss	(371)	—	(371)
ABS/CMO*
Fair value	$4,587	$3,255	$7,842
Cost or amortized cost	4,640	3,331	7,971
Unrealized loss	(53)	(76)	(129)
Corporate
Fair value	$68,436	$8,420	$76,856
Cost or amortized cost	69,541	8,969	78,510
Unrealized loss	(1,105)	(549)	(1,654)
States, political subdivisions and revenues
Fair value	$72,922	$7,028	$79,950
Cost or amortized cost	73,531	7,174	80,705
Unrealized loss	(609)	(146)	(755)
Subtotal, debt securities
Fair value	$420,317	$18,703	$439,020
Cost or amortized cost	426,986	19,474	446,460
Unrealized loss	(6,669)	(771)	(7,440)
Common stock
Fair value	$11,720	$2,468	$14,188
Cost or amortized cost	12,019	2,624	14,643
Unrealized loss	(299)	(156)	(455)
Total
Fair value	$432,037	$21,171	$453,208
Cost or amortized cost	439,005	22,098	461,103
Unrealized loss	(6,968)	(927)	(7,895)

*Asset-backed & collateralized mortgage obligations

As of December 31, 2010, we held two common stocks that were in unrealized loss positions. The total unrealized loss on these securities was  $0.3 million. In considering both the significance and duration of the unrealized loss positions, we have no equity securities in an unrealized loss position of greater than 20 percent for more than six consecutive months.

The fixed income portfolio contained 153 securities at a loss as of December 31, 2010. Of these 153 securities, two have been in an unrealized loss position for 12 consecutive months or longer and these collectively represent  $0.1 million in unrealized losses. The fixed income unrealized losses can be primarily attributed to rising interest rates during the final three months of 2010, and are not credit-specific Issues. All fixed income securities in the investment portfolio continue to pay the expected coupon payments under the contractual terms of the securities. In 2009, we adopted GAAP guidance on the recognition and presentation of OTTI. Accordingly, any credit-related impairment related to fixed income securities we do not plan to sell and for which we are not more-likely-than-not to be required to sell is recognized in net earnings, with the non-credit related impairment recognized in comprehensive earnings. Based on our analysis, our fixed income portfolio is of a high credit quality and we believe we will recover the amortized cost basis of our fixed income securities. We continually monitor the credit quality of our fixed income investments to assess if it is probable that we will receive our contractual or estimated cash flows in the form of principal and interest. There were no OTTI losses recognized in other comprehensive earnings in the periods presented.

Key factors that we consider in the evaluation of credit quality include:

·      Changes in technology that may impair the earnings potential of the investment,

·      The discontinuance of a segment of the business that may affect the future earnings potential,

·      Reduction or elimination of dividends,

·      Specific concerns related to the issuer’s industry or geographic area of operation,

·      Significant or recurring operating losses, poor cash flows, and/or deteriorating liquidity ratios, and

·      Downgrades in credit quality by a major rating agency.

Based on our analysis, we’ve concluded that the securities in an unrealized loss position were not other-than-temporarily impaired.

During 2010, we did not recognize any impairment losses. During 2009, we recognized impairment losses of  $45.3 million. There were  $76.2 million in losses associated with the OTTI of securities in 2008.

We completely exited our securities lending program as of June 30, 2009.

As required by law, certain fixed maturities and short-term investments amounting to  $18.5 million at December 31, 2010, were on deposit with either regulatory authorities or banks. Additionally, we have certain fixed maturities of less than  $0.1 million held in trust at December 31, 2010. These funds cover net premiums, losses and expenses related to a property and casualty insurance program.

POLICY ACQUISITION COSTS	12 Months Ended
Dec. 31, 2010
POLICY ACQUISITION COSTS
POLICY ACQUISITION COSTS

3. POLICY ACQUISITION COSTS

Policy acquisition costs deferred and amortized to income for the years ended December 31 are summarized as follows:

(in thousands)	2010	2009	2008
Deferred policy acquisition costs, beginning of year	$75,880	$78,520	$78,882
Deferred:
Direct commissions	101,523	100,727	110,985
Premium taxes	6,809	6,596	7,663
Other direct underwriting expenses	67,030	69,496	65,270
Ceding commissions	(24,472)	(26,156)	(27,438)
Net deferred	150,890	150,663	156,480
Amortized	152,335	153,303	156,842
Deferred policy acquisition costs, end of year	$74,435	$75,880	$78,520
Policy acquisition costs:
Amortized to expense	152,335	153,303	156,842
Period costs:
Ceding commission - contingent	(2,203)	(1,998)	(2,683)
Other	7,939	10,715	9,161
Total policy acquisition costs	$158,071	$162,020	$163,320

DEBT	12 Months Ended
Dec. 31, 2010
DEBT
DEBT

4. DEBT

As of December 31, 2010, outstanding debt balances totaled  $100.0 million, all of which was our long-term senior notes.

On December 12, 2003, we completed a public debt offering, issuing  $100.0 million in senior notes maturing January 15, 2014, and paying interest semi-annually at the rate of 5.95 percent. The notes were issued at a discount resulting in proceeds, net of discount and commission, of  $98.9 million. The amount of the discount is being charged to income over the life of the debt on an effective-yield basis. Of the proceeds, capital contributions totaling  $65.0 million were made to our insurance subsidiaries to increase their statutory surplus. The balance of the proceeds was used by the holding company to fund investment and operating activities. The estimated fair value for the senior note is  $101.8 million. The fair value of our long-term debt is estimated based on the limited observable prices that reflect thinly traded securities.

As of December 31, 2010, we had no short-term debt outstanding, consistent with short-term debt balances as of December 31, 2009. We maintain a revolving line of credit with JP Morgan which permits us to borrow up to an aggregate principal amount of  $25.0 million. Under certain conditions, the line may be increased up to an aggregate principal amount of  $50.0 million. This facility has a three-year term that expires on May 31, 2011. As of December 31, 2010, no amounts were outstanding on this facility.

We incurred interest expense on debt at the following average interest rates for 2010, 2009 and 2008:

	2010	2009	2008
Line of credit	—	—	—
Reverse repurchase agreements	—	—	3.42%
Total short-term debt	—	—	3.42%
Senior notes	6.02%	6.02%	6.02%
Total debt	6.02%	6.02%	5.60%

Interest paid on outstanding debt for 2010, 2009 and 2008, amounted to  $6.0 million,  $6.0 million and  $6.7 million, respectively.

REINSURANCE	12 Months Ended
Dec. 31, 2010
REINSURANCE
REINSURANCE

5. REINSURANCE

In the ordinary course of business, the insurance subsidiaries assume and cede premiums with other insurance companies. A large portion of the reinsurance is put into effect under contracts known as treaties and, in some instances, by negotiation on each individual risk (known as facultative reinsurance). In addition, there are several types of treaties including: quota share, excess of loss and catastrophe reinsurance contracts that protect against losses over stipulated amounts arising from any one occurrence or event. The arrangements allow us to pursue greater diversification of business and serve to limit the maximum net loss to a single event, such as a catastrophe. Through the quantification of exposed policy limits in each region and the extensive use of computer-assisted modeling techniques, we monitor the concentration of risks exposed to catastrophic events.

Through the purchase of reinsurance, we also generally limit our net loss on any individual risk to a maximum of  $3.0 million, although retentions can range from  $0.5 million to  $8.8 million.

Premiums written and earned along with losses and settlement expenses incurred for the years ended December 31 are summarized as follows:

(in thousands)	2010	2009	2008

WRITTEN
Direct	$586,624	$614,887	$673,226
Reinsurance assumed	49,692	16,313	7,943
Reinsurance ceded	(151,176)	(161,284)	(167,713)
Net	$485,140	$469,916	$513,456
EARNED
Direct	$599,669	$640,034	$695,824
Reinsurance assumed	47,637	14,289	5,218
Reinsurance ceded	(153,924)	(162,362)	(172,278)
Net	$493,382	$491,961	$528,764
LOSSES AND SETTLEMENT EXPENSES INCURRED
Direct	$265,903	$245,671	$234,121
Reinsurance assumed	29,586	9,696	7,399
Reinsurance ceded	(94,157)	(51,979)	5,654
Net	$201,332	$203,388	$247,174

The growth in reinsurance assumed premium and losses are largely driven by a facultative property business unit formed in 2008 and several assumed reinsurance treaties undertaken and managed by home office staff. The assumed business is made up of short-tail property, catastrophe, and multi-peril crop and hail reinsurance. The majority of this assumed reinsurance is proportional and a large portion of the assumed incurred losses can be attributed to crop-related reinsurance entered into in January of 2010. Losses for each crop season are ultimately determined and paid subsequent to December 31 of the crop year reinsured. We continue to utilize reinsurance to reduce overall volatility and to mitigate risk on new businesses we enter.

At December 31, 2010, we had prepaid reinsurance premiums and recoverables on paid and unpaid losses and settlement expenses totaling  $389.5 million. More than 91 percent of our reinsurance recoverables are due from companies with financial strength ratings of “A” or better by A.M. Best and S&P rating services.

The following table displays net reinsurance balances recoverable, after consideration of collateral, from our top 10 reinsurers, as of December 31, 2010. All other reinsurance balances recoverable, when considered by individual reinsurer, are less than 2 percent of shareholders’ equity.

REINSURER	Amounts	A.M. Best	S&P
(in thousands)	Recoverable	Rating	Rating
Munich Re America / HSB	$59,682	A+, Superior	AA-, Very Strong
Endurance Re	53,992	A, Excellent	A, Strong
Swiss Re /Westport Ins. Corp.	35,059	A, Excellent	A+, Strong
Axis Re	29,793	A, Excellent	A+, Strong
General Cologne Re	28,071	A++, Superior	AA+, Very Strong
Transatlantic Re	24,314	A, Excellent	A+, Strong
Aspen UK Ltd.	22,381	A, Excellent	A, Strong
Lloyds of London	21,821	A, Excellent	A+, Strong
Berkley Insurance Co.	20,049	A+, Superior	A+, Strong
Toa-Re	13,269	A, Excellent	A+, Strong

Ceded unearned premiums and reinsurance balances recoverable on paid losses and settlement expenses are reported separately as an asset, rather than being netted with the related liability, since reinsurance does not relieve us of our liability to policyholders. Such balances are subject to the credit risk associated with the individual reinsurer. We continually monitor the financial condition of our reinsurers and actively follow up on any past due or disputed amounts. As part of our monitoring efforts, we review their annual financial statements and SEC filings. We also review insurance industry developments that may impact the financial condition of our reinsurers. We analyze the credit risk associated with our reinsurance balances recoverable by monitoring the A.M. Best and S&P ratings of our reinsurers. In addition, we subject our reinsurance recoverables to detailed recoverability tests, including a segment based analysis using the average default rating percentage by S&P rating, which assists us in assessing the sufficiency of the existing allowance. Additionally, we perform an in-depth reinsurer financial condition analysis prior to the renewal of our reinsurance placements.

Our policy is to charge to earnings, in the form of an allowance, an estimate of unrecoverable amounts from reinsurers. This allowance is reviewed on an ongoing basis to ensure that the amount makes a reasonable provision for reinsurance balances that we may be unable to recover. Once regulatory action (such as receivership, finding of insolvency, order of conservation, order of liquidation, etc.) is taken against a reinsurer, the paid and unpaid recoverable for the reinsurer are specifically identified and written off through the use of our allowance for estimated unrecoverable amounts from reinsurers. When we write-off such a balance, it is done in full. We then reevaluate the remaining allowance and determine whether the balance is sufficient as detailed above and if needed, an additional allowance is recognized and income charged. The amount of allowance for uncollectible amounts on paid recoverables was  $14.1 million and  $14.6 million at December 31, 2010 and 2009, respectively. We have no receivables with a due date that extends beyond one year that are not included in our allowance for uncollectible amounts, other than the receivable related to our crop reinsurance program.  The amount receivable under our crop reinsurance business, which represents  $23.4 million of our total premiums and reinsurance balances receivable at December 31, 2010, is not contractually due until the final settlement of the 2010 crop year which will occur during the second quarter of 2011.

HISTORICAL LOSS AND LAE DEVELOPMENT	12 Months Ended
Dec. 31, 2010
HISTORICAL LOSS AND LAE DEVELOPMENT
HISTORICAL LOSS AND LAE DEVELOPMENT

6.             HISTORICAL LOSS AND LAE DEVELOPMENT

The table which follows is a reconciliation of our unpaid losses and settlement expenses (LAE) for the years 2010, 2009 and 2008.

(in thousands)	2010	2009	2008
Unpaid losses and LAE at beginning of year:
Gross	$1,146,460	$1,159,311	$1,192,178
Ceded	(336,392)	(350,284)	(417,250)
Net	$810,068	$809,027	$774,928
Increase (decrease) in incurred losses and LAE:
Current accident year	$284,575	$269,965	$309,512
Prior accident years	(83,243)	(66,577)	(62,338)
Total incurred	$201,332	$203,388	$247,174
Loss and LAE payments for claims incurred:
Current accident year	$(43,945)	$(41,890)	$(51,599)
Prior accident year	(147,675)	(160,457)	(161,476)
Total paid	$(191,620)	$(202,347)	$(213,075)
Net unpaid losses and LAE at end of year	$819,780	$810,068	$809,027
Unpaid losses and LAE at end of year:
Gross	1,173,943	1,146,460	1,159,311
Ceded	(354,163)	(336,392)	(350,284)
Net	$819,780	$810,068	$809,027

The deviations from our initial reserve estimates appeared as changes in our ultimate loss estimates as we updated those estimates through our reserve analysis process. The recognition of the changes in initial reserve estimates occurred over time as claims were reported, initial case reserves were established, initial reserves were reviewed in light of additional information and ultimate payments were made on the collective set of claims incurred as of that evaluation date. The new information on the ultimate settlement value of claims is continually updated until all claims in a defined set of claims are settled. As a relatively small insurer, our experience will ordinarily exhibit fluctuations from period to period. While we attempt to identify and react to systematic changes in the loss environment, we also must consider the volume of experience directly available to us and interpret any particular period’s indications with a realistic technical understanding of the reliability of those observations.

The table below summarizes our prior accident years’ loss reserve development by segment for 2010, 2009 and 2008:

(FAVORABLE)/UNFAVORABLE RESERVE DEVELOPMENT BY SEGMENT

(in thousands)	2010	2009	2008
Casualty	$(65,283)	$(65,523)	$(50,562)
Property	(8,271)	3,434	(6,646)
Surety	(9,689)	(4,488)	(5,130)
Total	$(83,243)	$(66,577)	$(62,338)

A discussion of significant components of reserve development for the three most recent calendar years follows:

2010. During 2010, we experienced favorable loss emergence from prior years’ reserve estimates across all of our segments. For our casualty segment, we experienced  $65.3 million of favorable development, predominantly from the accident years 2006 through 2008. In retrospect, the expected loss ratios initially used to establish carried reserves for these accident years proved to be higher than required, which resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that continued to be considerably less than we expect over the long term. This was particularly true for our personal umbrella, transportation and executive products which experienced favorable loss development of  $17.7 million,  $11.6 million and  $9.1 million, respectively. We also saw favorable loss emergence across most of our other casualty business including our commercial umbrella, program and general liability products. The experience on program business was a reversal compared to our experience in recent years. The contribution from general liability was much smaller than in previous years because of adverse experience on owner, landlord and tenant (non-construction) classes. This affected development on accident year 2009 in particular. In addition, we realized favorable development from some runoff casualty business including environmental and asbestos exposures. This was enhanced by successful reinsurance recovery efforts.

Our property segment realized  $8.3 million of favorable loss development in 2010. Most of the development came from accident years 2009 and 2008. Marine business was the primary driver of the favorable development accounting for  $4.6 million. The corrective actions taken in 2009 had a positive impact on 2010 results, particularly in the hull, protection & indemnity and marine liability products. Nearly every other property product experienced favorable development with the difference in conditions, assumed facultative reinsurance and runoff construction products having the most favorable results.

The surety segment experienced  $9.7 million of favorable emergence in 2010. Accident year 2009 produced nearly all of the favorable development. The contract and commercial surety products were responsible for the majority of the favorable development, contributing  $5.4 million and  $3.7 million, respectively. We have been monitoring these products closely for signs of adverse experience caused by the condition of the economy over the last few years. To date, the impact has been much less than we thought likely and this is largely responsible for the favorable development.

2009. During 2009, we experienced favorable loss emergence from prior years’ reserve estimates across our casualty and surety segments, which were partially offset by unfavorable loss emergence in our property segment. For our casualty segment, we experienced  $65.5 million of favorable development, predominantly from the accident years 2003 through 2008. In retrospect, the expected loss ratios initially used to set booked reserves for these accident years proved to be conservative, which resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that were considerably less than we would expect over the long term. This was particularly true for our general liability, personal umbrella and transportation products, which experienced favorable loss development of  $38.2 million,  $11.2 million and  $10.1 million, respectively. The construction class was the largest contributor to the favorable emergence in the general liability product. We also saw favorable loss emergence across almost all of our other casualty products including our commercial umbrella products and executive products group. Offsetting this favorable trend, our program business experienced  $4.5 million of unfavorable prior years’ loss development during the year, almost all in the 2008 accident year. We re-underwrote and downsized this product offering during 2009. We also realized  $5.2 million of unfavorable development from some runoff casualty business from accident year 1987 related to environmental and asbestos exposures and the resulting changes in collectibility estimates.

Our property segment realized  $3.4 million of unfavorable loss development in 2009. Most of this emergence was in accident years 2007 and 2008 and the direct result of the longer-tailed coverage within our marine business. We entered the marine business in 2005 and it had grown steadily until the first half of 2009. We had relied extensively on external loss development patterns to that point. Our losses have developed much more slowly than would be expected particularly in the hull, protection & indemnity and marine liability lines. As a result, we booked  $11.4 million of adverse development on prior years’ reserves. We took underwriting action in 2009, exiting certain heavy commercial segments of the book and reorganizing the business. Offsetting the marine development was favorable development on catastrophes including  $4.2 million from the 2008 hurricanes and Midwest flood. We also observed favorable loss emergence in our fire and runoff construction businesses.

Our surety segment experienced  $4.5 million of favorable emergence in 2009. Almost all of the favorable emergence was from the 2008 accident year. Very little observed loss severity in the commercial surety product resulted in  $1.5 million of favorable emergence. Continued improvement in our contract surety loss ratio resulting from past re-underwriting of the business led to  $3.4 million of favorable loss reserve development. We continue to watch these products closely as they can be significantly impacted by economic downturns; however, there has been no impact to loss frequency or severity to this point.

2008. During 2008, we experienced favorable loss emergence from prior years’ reserve estimates across all of our segments. For our casualty segment, we experienced  $50.6 million of favorable development, predominantly from the accident years 2002 through 2006. In retrospect, the expected loss ratios initially used to set booked reserves for these accident years proved to be conservative, which resulted in loss emergence significantly lower than expected. This was particularly true for our general liability, personal umbrella and commercial umbrella products, which experienced favorable loss development of  $33.1 million,  $12.7 million and  $11.8 million, respectively. The construction class was the largest contributor to the favorable emergence in the general liability product. In addition, our program business experienced  $9.3 million of unfavorable prior years’ loss development during the year, mostly isolated in accident years 2004 through 2007. Our experience in the liquor liability class has been particularly adverse. In the past, we relied on external loss development patterns that have not proven predictive of actual emergence. As a result, this class was re-underwritten and we implemented a more stringent reserving approach in 2008.

Our property segment realized  $6.6 million of favorable loss development in 2008. Most of this emergence was in accident years 2005 through 2007. The construction and fire products were the drivers of the favorable emergence, recording  $4.4 million and  $4.2 million, respectively. The construction business was in run-off for three years and recent experience was much better than expected, with a reduction in both frequency and severity of claims. Only a handful of contracts remain open and we observed little new activity from this product line. Our fire product saw favorable emergence from the 2007 accident year, as our year-end 2007 reserves developed more favorably than originally estimated.

Our surety segment experienced  $5.1 million of favorable emergence. Almost all of the favorable emergence was from the 2007 accident year. Very little observed loss severity in the commercial surety product resulted in  $1.7 million of favorable emergence. Continued improvement in our contract surety loss ratio resulting from past re-underwriting of the business led to  $2.5 million of favorable loss reserve development.

ENVIRONMENTAL, ASBESTOS AND MASS TORT EXPOSURES

We are subject to environmental site cleanup, asbestos removal and mass tort claims and exposures through our commercial umbrella, general liability and discontinued assumed casualty reinsurance lines of business. The majority of the exposure is in the excess layers of our commercial umbrella and assumed reinsurance books of business.

The following table represents paid and unpaid environmental, asbestos and mass tort claims data (including incurred but not reported losses) as of December 31, 2010, 2009 and 2008:

(in thousands)	2010	2009	2008
LOSS AND LAE PAYMENTS (cumulative)
Gross	$86,453	$75,544	$70,210
Ceded	(43,015)	(41,639)	(39,143)
Net	$43,438	$33,905	$31,067
UNPAID LOSSES AND LAE AT END OF YEAR
Gross	$72,243	$68,198	$65,583
Ceded	(36,895)	(20,142)	(20,407)
Net	$35,348	$48,056	$45,176

Our environmental, asbestos and mass tort exposure is limited, relative to other insurers, as a result of entering the affected liability lines after the insurance industry had already recognized environmental and asbestos exposure as a problem and adopted appropriate coverage exclusions.

During 2010, we experienced elevated payment activity relative to previous years on both a direct and net basis. Most of this activity was driven by mass tort claim activity from the 1980s associated with Underwriter’s Indemnity Company (UIC) which we purchased in 1999. The most significant claims from this book were settled in 2010. We recorded  $3.9 million direct and  $0.7 million net of incurred losses on these claims in 2010. The resulting payment served to decrease ending reserves. Additionally, there were significant payments associated with our assumed run-off book of reinsurance. Four asbestos claims had payments totaling  $1.5 million gross and  $1.2 million net. The significant increase in ceded reserves in 2010 was largely due to adjustments for a 2007 marine liability claim, as well as the UIC mass tort claims.

During 2009, the increase in inception-to-date gross loss payments was significantly less than we experienced in 2008. Of particular note was a mass tort claim from accident year 2005 against an insured hotel involving carbon monoxide discharge. This resulted in payments of  $1.6 million direct and  $0.8 million net; approximately the same amounts as the case reserves established in 2008. Also, a marine liability claim from accident year 2007 involving a fuel spill resulted in payments of  $0.3 million direct and net.

The increase in 2009 reserves over 2008 was driven primarily by claim activity from the 1980s associated with UIC. In recent years, we have had unexpected claim activity from this book of business, which caused us to add  $4.7 million of both direct and net IBNR in 2009. Claim activity was lower in 2009 than in 2008, but we are still receiving new claim notifications.

While our environmental exposure is limited, the ultimate liability for this exposure is difficult to assess because of the extensive and complicated litigation involved in the settlement of claims and evolving legislation on such issues as joint and several liability, retroactive liability and standards of cleanup. Additionally, we participate primarily in the excess layers of coverage, where accurate estimates of ultimate loss are more difficult to derive than for primary coverage.

INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
INCOME TAXES

7. INCOME TAXES

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are summarized as follows:

(in thousands)	2010	2009
Deferred tax assets:
Tax discounting of claim reserves	$30,541	$31,797
Unearned premium offset	16,723	17,300
Deferred compensation	5,496	4,731
Stock option expense	3,577	2,558
Other	264	427
Deferred tax assets before allowance	56,601	56,813
Less valuation allowance	—	—
Total deferred tax assets	$56,601	$56,813
Deferred tax liabilities:
Net unrealized appreciation of securities	$51,544	$41,044
Deferred policy acquisition costs	26,052	26,558
Book/tax depreciation	1,359	1,649
Undistributed earnings of unconsolidated investee	11,380	11,721
Other	196	140
Total deferred tax liabilities	90,531	81,112
Net deferred tax liability	$(33,930)	$(24,299)

Income tax expense attributable to income from operations for the years ended December 31, 2010, 2009 and 2008, differed from the amounts computed by applying the U.S. federal tax rate of 35 percent to pretax income from continuing operations as demonstrated in the following table:

(in thousands)	2010	2009	2008
Provision for income taxes at the statutory federal tax rates	$62,471	$46,353	$37,309
Increase (reduction) in taxes resulting from:
Dividends received deduction	(1,628)	(1,449)	(1,830)
ESOP dividends paid deduction	(4,358)	(563)	(508)
Tax-exempt interest income	(3,221)	(5,171)	(6,418)
Other items, net	(2,206)	(578)	(631)
Total	$51,058	$38,592	$27,922

Our effective tax rates were 28.6 percent, 29.1 percent and 26.2 percent for 2010, 2009 and 2008, respectively. Effective rates are dependent upon components of pretax earnings and the related tax effects. The effective rate for 2010 was slightly lower than 2009, even though we recorded net realized gains (instead of incurring net realized losses), and increased underwriting income during the year. While underwriting income and net realized gains advanced in 2010, the effective rate declined due to tax benefits on dividends paid during the year, as well as benefits associated with an affiliated dividend received.

Dividends paid to our Employee Stock Ownership Plan (ESOP) result in a tax deduction. As a result, the  $7.00 per share special dividend ( $10.3 million) paid to the company’s ESOP resulted in a  $3.6 million tax benefit. This tax benefit reduced the effective rate by 2 percent.

Our net earnings include equity in earnings of unconsolidated investee, Maui Jim. This investee does not have a policy or pattern of paying dividends. As a result, we record a deferred tax liability on the earnings at the corporate capital gains rate of 35 percent. In the fourth quarter 2010, we received a  $7.9 million non-recurring dividend. In accordance with GAAP guidelines on income taxes, we recognized a  $2.2 million tax benefit from applying the lower tax rate applicable to affiliated dividends (7 percent), as compared to the corporate capital gains rate on which the deferred tax liabilities were based. This benefit is included in the other items, net caption in the previous table. Standing alone, the dividend resulted in a 1 percent reduction to the effective tax rate. The last time we received a non-recurring dividend from Maui Jim was the third quarter of 2008 ( $4.0 million with a tax benefit of  $1.1 million). We do not anticipate dividends in future periods as we expect to recover our investment through means other than receipt of dividends. We have recorded our deferred tax assets and liabilities using the statutory federal tax rate of 35 percent. We believe it is more-likely-than-not that all deferred tax assets will be recovered given the carry back availability as well as the results of future operations, which will generate sufficient taxable income to realize the deferred tax asset. In addition, we believe when these deferred items reverse in future years, our taxable income will be taxed at an effective rate of 35 percent.

Effective for tax years beginning in 2011, Illinois raised the state income tax rate applicable to corporations. Since the majority of our income arises from insurance operations which are subject to premium taxes, we expect the higher rate to have a minimal impact on our state income tax liability and our overall effective rate.

Federal and state income taxes paid in 2010, 2009 and 2008, amounted to  $52.0 million,  $30.8 million and  $31.6 million, respectively.

EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2010
EMPLOYEE BENEFITS
EMPLOYEE BENEFITS

8. EMPLOYEE BENEFITS

EMPLOYEE STOCK OWNERSHIP, 401(K) AND BONUS AND INCENTIVE PLANS

We maintain an ESOP, 401(k) and bonus and incentive plans covering executives, managers and associates. At the board’s discretion, funding of these plans is primarily dependent upon reaching predetermined levels of operating return on equity, combined ratio and Market Value Potential (MVP). MVP is a compensation model that measures comprehensive earnings against a minimum required return on our capital. Bonuses are earned as we generate earnings in excess of this required return. While some management incentive plans may be affected somewhat by other performance factors, the larger influence of corporate performance ensures that the interests of our executives, managers and associates correspond with those of our shareholders.

Our 401(k) plan allows voluntary contributions by employees and permits ESOP diversification transfers for employees meeting certain age or service requirements. We provide a basic 401(k) contribution of 3 percent of eligible compensation. Participants are 100 percent vested in both voluntary and basic contributions. Additionally, an annual discretionary profit-sharing contribution may be made to the ESOP and 401(k), subject to the achievement of certain overall financial goals. Profit-sharing contributions vest after three years of service.

Our ESOP and 401(k) cover all employees meeting eligibility requirements. ESOP and 401(k) profit-sharing contributions are determined annually by our board of directors and are expensed in the year earned. ESOP and 401(k)-related expenses (basic and profit-sharing) were  $8.3 million,  $8.7 million and  $8.8 million, respectively, for 2010, 2009 and 2008.

During 2010, the ESOP purchased 113,006 shares of RLI stock on the open market at an average price of  $51.10 ( $5.8 million) relating to the contribution for plan year 2009. Shares held by the ESOP as of December 31, 2010, totaled 1,581,366 and are treated as outstanding in computing our earnings per share. During 2009, the ESOP purchased 103,357 shares of RLI treasury stock at an average price of  $55.60 ( $5.7 million) relating to the contribution for plan year 2008. During 2008, the ESOP purchased 118,902 shares of RLI stock on the open market at an average price of  $53.85 ( $6.4 million) relating to the contribution for plan year 2007.

Annual bonuses are awarded to executives, managers and associates through our incentive plans, provided certain financial and operational goals are met. Annual expenses for these incentive plans totaled  $16.0 million,  $15.5 million and  $4.6 million for 2010, 2009 and 2008, respectively.

DEFERRED COMPENSATION

We maintain rabbi trusts for deferred compensation plans for directors, key employees and executive officers through which our shares are purchased. GAAP guidelines prescribe an accounting treatment whereby the employer stock in the plan is classified and accounted for as equity, in a manner consistent with the accounting for treasury stock.

In 2010, the trusts purchased 5,518 shares of our common stock on the open market at an average price of  $55.46 ( $0.3 million). In 2009, the trusts purchased 13,580 shares of our common stock on the open market at an average price of  $51.96 ( $0.7 million). In 2008, the trusts purchased 18,496 shares of common stock on the open market at an average price of  $51.62 ( $1.0 million). At December 31, 2010, the trusts’ assets were valued at  $14.7 million.

STOCK OPTION AND STOCK PLANS

During 1995, we adopted and the shareholders approved a tax-favored incentive stock option plan (the incentive plan). During 1997, the shareholders approved the Outside Directors’ Stock Option Plan (the directors’ plan). Normal vesting for options granted was pro rata over five years under the incentive plan and pro rata over three years under the directors’ plan with a 10-year life for both plans. The plans provided for grants of up to 3,125,000 shares under the incentive plan and 500,000 shares under the directors’ plan. Through May 5, 2005, we had granted 2,640,188 options under these plans.

During 2005, our shareholders approved the RLI Corp. Omnibus Stock Plan (omnibus plan).  The omnibus plan provided for grants of up to 1,500,000 shares (subject to adjustment for changes in our capitalization).  Since 2005, we have granted 1,225,200 stock options under this plan, including 16,100 in the first quarter of 2010.

During the second quarter of 2010, our shareholders approved the RLI Corp. Long-Term Incentive Plan (LTIP), which replaces the omnibus plan and which was filed with the Securities and Exchange Commission via a Form 8-K Current Report on May 6, 2010.  In conjunction with the adoption of this plan, effective May 6, 2010, options will no longer be granted under the omnibus plan.  The purpose of the LTIP is to promote our interests and those of our shareholders by providing our key personnel an opportunity to acquire a proprietary interest in the company and reward them for achieving a high level of corporate performance and to encourage our continued success and growth. In addition, the opportunity to acquire a proprietary interest in the company will aid in attracting and retaining key personnel of outstanding ability.  Awards under the LTIP may be in the form of restricted stock, stock options (nonqualified only), stock appreciation rights, performance units, as well as other stock based awards. Eligibility under the LTIP is limited to employees or directors of the company or any affiliate.  The granting of awards under the LTIP is solely at the discretion of the executive resources committee of the board of directors. The total number of shares of common stock available for distribution under the LTIP may not exceed 2,000,000 shares (subject to adjustment for changes in our capitalization).  We granted 207,050 stock options under the LTIP in 2010.

Under the LTIP, as under the omnibus plan, we grant stock options for shares with an exercise price equal to the fair market value of the shares at the date of grant.  Options generally vest and become exercisable ratably over a five-year period. Beginning with the annual grant in May 2009, options granted under both plans have an eight-year life. Prior to that grant, options were granted with a 10-year life. The related compensation expense is recognized over the requisite service period.

In most instances, the requisite service period and vesting period will be the same.  For participants who are retirement eligible, defined by the plan as those individuals whose age and years of service equals 75, the requisite service period is deemed to be met and options are immediately expensed on the date of grant.  For participants who will become retirement eligible during the vesting period, the requisite service period over which expense is recognized is the period between the grant date and the attainment of retirement eligibility.  Shares issued upon option exercise are newly issued shares.

Shares issued may be less than the number of shares actually exercised, as our plan allows participants to swap shares to cover the option exercise price and taxes due upon option exercise. Shares swapped are valued at the closing stock price on the date of option exercise. In these instances, the actual number of shares issued will be less than the options exercised and can result in a decrease to shareholders’ equity. Specifically, when options are exercised with significant intrinsic value (i.e. market value in excess of exercise price) and the exercise is facilitated via a stock swap, amounts withheld for taxes result in a decrease in shareholders’ equity. During 2008, the aggregate intrinsic value of options exercised was  $16.6 million. A majority of these options were exercised via stock swaps with taxes withheld at the statutory minimum rate. As shown in the consolidated statements of shareholders’ equity, the exercise of options in 2008 resulted in a decrease to paid-in-capital, as the taxes withheld pursuant to swaps exceeded amounts paid in for options that were exercised using cash. This was not the case in 2010 or 2009 as the intrinsic value of the options exercised was not as significant ( $6.5 million and  $2.0 million, respectively). Therefore, the exercise of options in 2010 and 2009 resulted in increases to paid-in-capital.

On December 1, 2010, the Board of Directors declared a  $ 7.00 per share special cash dividend to be paid on December 29, 2010, to shareholders of record at the close of business on December 16, 2010. To preserve the intrinsic value for option holders, the Board also approved, pursuant to the terms of our various stock option plans, a proportional adjustment to both the exercise price and the number of shares covered by each award for all outstanding incentive stock options (ISOs) and an adjustment to the exercise price (equivalent to the special dividend) for all outstanding non-qualified options. The majority (97 percent) of outstanding options at the time of the adjustment were non-qualified. These adjustments did not result in any incremental compensation expense as the aggregate fair value, aggregate intrinsic value and the ratio of the exercise price to the market price are approximately equal immediately before and after the adjustment.

The following tables summarize option activity in 2010, 2009 and 2008:

		Weighted
	Weighted	Average	Aggregate
	Number of	Average	Remaining	Intrinsic
	Options	Exercise	Contractual	Value
	Outstanding	Price	Life	(in 000’s)
Outstanding options at January 1, 2010	1,583,803	$44.73
Options granted	223,150	$49.07
Special dividend *	5,398	$34.25
Options exercised	(244,505)	$28.95		$6,467
Options cancelled/forfeited	(42,864)	$40.15
Outstanding options at December 31, 2010	1,524,982	$41.32	5.79	$17,161
Exercisable options at December 31, 2010	833,331	$37.96	4.86	$12,176

		Weighted
	Weighted	Average	Aggregate
	Number of	Average	Remaining	Intrinsic
	Options	Exercise	Contractual	Value
	Outstanding	Price	Life	(in 000’s)
Outstanding options at January 1, 2009	1,429,128	$43.35
Options granted	261,000	$47.97
Options exercised	(82,415)	$28.87		$1,961
Options cancelled/forfeited	(23,910)	$51.82
Outstanding options at December 31, 2009	1,583,803	$44.73	5.99	$13,487
Exercisable options at December 31, 2009	906,172	$40.17	4.78	$11,850

		Weighted
	Weighted	Average	Aggregate
	Number of	Average	Remaining	Intrinsic
	Options	Exercise	Contractual	Value
	Outstanding	Price	Life	(in 000’s)
Outstanding options at January 1, 2008	1,605,252	$36.34
Options granted	267,000	$51.03
Options exercised	(439,404)	$22.37		$16,616
Options cancelled/forfeited	(3,720)	$50.04
Outstanding options at December 31, 2008	1,429,128	$43.35	6.46	$23,999
Exercisable options at December 31, 2008	853,367	$37.12	5.07	$19,645

* An adjustment was made to the exercise price and number of ISO options outstanding for the special cash dividend paid during December 2010. “Special dividend” represents the incremental options issued as a result of this adjustment.

The majority of our options are granted annually at our regular board meeting in May. In 2010, 223,150 options were granted with an average exercise price of  $49.07 and an average fair value of  $13.20. Of these grants, 167,150 were granted at the board meeting in May with a calculated fair value of  $13.42. We recognized  $3.1 million of expense during 2010 related to options vesting. Since options granted under our plan are non-qualified, we recorded a tax benefit of  $1.1 million related to this compensation expense. Total unrecognized compensation expense relating to outstanding and unvested options was  $3.7 million, which will be recognized over the remainder of the vesting period.

In 2009, 261,000 options were granted with an average exercise price of  $47.97 and an average fair value of  $11.40. Of these grants, 211,050 were granted at the board meeting in May with a calculated fair value of  $10.82. We recognized  $2.9 million of expense during 2009 related to options vesting. Since options granted under our plan are non-qualified, we recorded a tax benefit of  $1.0 million related to this compensation expense. Total unrecognized compensation expense relating to outstanding and unvested options was  $4.1 million, which will be recognized over the remainder of the vesting period.

In 2008, 267,000 options were granted with an average exercise price of  $51.03 and an average fair value of  $13.01. Of these grants, 218,000 were granted at the board meeting in May with a calculated fair value of  $12.38. We recognized  $2.6 million of expense during 2008 related to options vesting. Since options granted under our plan are non-qualified, we recorded a tax benefit of  $0.9 million related to this compensation expense. Total unrecognized compensation expense relating to outstanding and unvested options was  $4.3 million, which will be recognized over the remainder of the vesting period.

The fair value of options were estimated using a Black-Scholes based option pricing model with the following weighted-average grant-date assumptions and weighted average fair values as of December 31:

	2010	2009	2008
Weighted-average fair value of grants	$13.20	$11.40	$13.01
Risk-free interest rates	2.58%	2.10%	3.29%
Dividend yield	1.74%	1.61%	1.53%
Expected volatility	25.91%	26.19%	24.01%
Expected option life	5.61 years	5.73 years	6.40 years

The risk-free rate is determined based on U.S. treasury yields that most closely approximate the option’s expected life. The dividend yield is calculated based on the average annualized dividends paid during the most recent five-year period. The expected volatility is calculated based on the mean reversion of RLI’s stock. Prior to the second quarter of 2009, it was calculated by computing the weighted average of the most recent one-year volatility, the most recent volatility based on expected life and the median of the rolling volatilities based on the expected life of RLI stock. The expected option life is determined based on historical exercise behavior and the assumption that all outstanding options will be exercised at the midpoint of the current date and remaining contractual term, adjusted for the demographics of the current year’s grant.

During 2004, the shareholders approved the Non-Employee Directors’ Stock Plan (stock plan). An aggregate of 200,000 shares of common stock is reserved under the stock plan. The stock plan is designed to provide compensation to each non-employee director in the form of a stock grant at the time of such director’s election or appointment to the board of directors, and future stock grants based on continued service as a director. In conjunction with the shareholders’ approval of the omnibus plan in May 2005, and now the LTIP in May 2010, no further awards will be issued under the stock plan. Awards to outside directors will be made under the LTIP.

Total shares granted to outside directors under the plans (LTIP in 2010 and omnibus in 2009 and 2008) were 2,474 in 2010, 4,852 in 2009 and 4,700 in 2008. Shares were granted at an average share price of  $55.20 in 2010,  $51.83 in 2009 and  $53.83 in 2008. We recognized  $0.1 million of expense relating to grants in 2010, compared to  $0.3 million in 2009 and  $0.3 million in 2008.

POST-RETIREMENT BENEFITS OTHER THAN PENSION

In 2002, we began offering certain eligible employees post-employment medical coverage. Under our plan, employees who retire at age 55 or older with 20 or more years of company service may continue medical coverage under our health plan. Former employees who elect continuation of coverage pay the full COBRA (Consolidated Omnibus Budget Reconciliation Act of 1985) rate and coverage terminates upon reaching age 65. We expect a relatively small number of employees will use this benefit. The COBRA rate established for participating employees has historically covered the cost of providing this coverage.

STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS	12 Months Ended
Dec. 31, 2010
STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

9. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Our insurance subsidiaries maintain their accounts in conformity with accounting practices prescribed or permitted by state insurance regulatory authorities that vary in certain respects from GAAP. In converting from statutory to GAAP, typical adjustments include deferral of policy acquisition costs, the inclusion of statutory nonadmitted assets and the inclusion of net unrealized holding gains or losses in shareholders’ equity relating to fixed maturities.

Year-end statutory surplus presented in the table below includes  $25.3 million of RLI stock (cost basis of  $64.6 million) held by Mt. Hawley Insurance Company. The Securities Valuation Office provides specific guidance for valuing this investment, which is eliminated in our consolidated financial statements.

The following table includes selected information for our insurance subsidiaries for the year ending and as of December 31:

(in thousands)	2010	2009	2008
Consolidated net income, statutory basis	$143,091	$116,332	$74,478
Consolidated surplus, statutory basis	$732,379	$784,161	$678,041

Dividend payments to us from our principal insurance subsidiary are restricted by state insurance laws as to the amount that may be paid without prior approval of the regulatory authorities of Illinois. The maximum dividend distribution in a rolling 12-month period is limited by Illinois law to the greater of 10 percent of RLI Ins. policyholder surplus as of December 31 of the preceding year or the net income of RLI Ins. for the 12-month period ending December 31 of the preceding year. Stand-alone net income for RLI Ins. was  $129.3 million for 2010. Therefore, the maximum dividend distribution that can be paid by RLI Ins. during 2011 without prior approval is  $129.3 million which represents RLI Ins.’s net income for 2010. The 12-month rolling limitation for 2010, based on the above criteria, was  $78.4 million. In 2010, total cash dividends of  $208.0 million were paid by RLI Ins. Of that amount,  $150.0 million was paid by RLI Ins. as an extraordinary dividend after seeking and receiving approval from the Illinois regulatory authorities in November, 2010. The extraordinary dividend was paid to RLI Corp. in December, 2010 and was used to support the special dividend paid to shareholders on December 29, 2010. The balance of the 2010 dividends paid to RLI Corp. were to provide additional capital for the share repurchase plan, regular quarterly shareholder dividends, interest on senior notes and general corporate expenses. In 2009, total cash dividends of  $40.0 million were paid by RLI Ins.

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2010
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

10. COMMITMENTS AND CONTINGENT LIABILITIES

We are party to numerous claims, losses and litigation that arise in the normal course of our business. Many of such claims, losses or litigation matters involve claims under policies that we underwrite as an insurer. We believe that the resolution of these claims and losses will not have a material adverse effect on our financial condition, results of operations or cash flows. We are also involved in various other legal proceedings and litigation unrelated to our insurance business that arise in the ordinary course of business operations. Management believes that any liabilities that may arise as a result of these legal matters will not have a material adverse effect on our financial condition or operating results.

We have capital lease obligations for leased computers and operating lease obligations for regional office facilities. These leases expire in various years through 2018. Expense associated with these leases totaled  $3.6 million in 2010,  $4.1 million in 2009 and  $3.9 million in 2008. Minimum future rental payments under noncancellable leases are as follows:

(in thousands)
2011	$3,417
2012	3,092
2013	2,307
2014	2,014
2015	1,710
2016-2018	1,944
Total minimum future rental payments	$14,484

OPERATING SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2010
OPERATING SEGMENT INFORMATION
OPERATING SEGMENT INFORMATION

11. OPERATING SEGMENT INFORMATION

The following table summarizes our segment data based on the internal structure and reporting of information as it is used by management.

The segments of our insurance operations include casualty, property and surety. The casualty portion of our business consists largely of general liability, personal umbrella, transportation, executive products, commercial umbrella, multi-peril program business and other specialty coverage, such as our professional liability for design professionals. The casualty business is subject to the risk of estimating losses and related loss reserves because the ultimate settlement of a casualty claim may take several years to fully develop. The casualty segment is also subject to inflation risk and may be affected by evolving legislation and court decisions that define the extent of coverage and the amount of compensation due for injuries or losses.

Our property segment primarily includes commercial fire, earthquake, difference in conditions, marine, facultative and treaty assumed reinsurance, including crop, and select personal lines policies in the state of Hawaii. Property insurance results are subject to the variability introduced by perils such as earthquakes, fires and hurricanes. Our major catastrophe exposure is to losses caused by earthquakes, primarily on the West Coast. Our second largest catastrophe exposure is to losses caused by hurricanes to commercial properties throughout the Gulf and East Coasts, as well as to homes we insure in Hawaii. We limit our net aggregate exposure to a catastrophic event by minimizing the total policy limits written in a particular region, by purchasing reinsurance, and through extensive use of computer-assisted modeling techniques. These techniques provide estimates of the concentration of risks exposed to catastrophic events. Our assumed multi-peril crop and hail treaty reinsurance business covers revenue shortfalls or production losses due to natural causes such as drought, excessive moisture, hail, wind, frost, insects and disease. Significant aggregation of these losses are mitigated by the Federal Government reinsurance program that provides stop loss protection for our benefit.

The surety segment specializes in writing small-to-large commercial and small contract surety coverages, as well as those for the energy (plugging and abandonment of oil wells), petrochemical and refining industries. We offer miscellaneous bonds, including license and permit, notary and court bonds. We also offer fidelity and crime coverage for commercial insureds and select financial institutions. Often, our surety coverages involve a statutory requirement for bonds. While these bonds have maintained a relatively low loss ratio, losses may fluctuate due to adverse economic conditions that may affect the financial viability of an insured. The contract surety marketplace guarantees the construction work of a commercial contractor for a specific project. Generally, losses occur due to adverse economic conditions or the deterioration of a contractor’s financial condition. As such, this line has historically produced marginally higher loss ratios than other surety lines.

Net investment income is the by-product of the interest and dividend income streams from our investments in fixed income and equity securities. Interest and general corporate expenses include the cost of debt and other director and shareholder relations costs incurred for the benefit of the corporation, but not attributable to the operations of our insurance segments. Investee earnings represent our share in Maui Jim earnings. We own approximately 40 percent of Maui Jim, which operates in the sunglass and optical goods industries; Maui Jim is privately held.

The following table provides financial data used by management. The net earnings of each segment are before taxes, and include revenues (if applicable), direct product or segment costs (such as commissions, claims costs, etc.), as well as allocated support costs from various support departments. While depreciation and amortization charges have been included in these measures via our expense allocation system, the related assets are not allocated for management use and, therefore, are not included in this schedule.

REVENUES

(in thousands)	2010	2009	2008
Casualty	$231,119	$265,021	$313,481
Property	181,645	155,303	146,863
Surety	80,618	71,637	68,420
Segment totals before income taxes	$493,382	$491,961	$528,764
Net investment income	66,799	67,346	78,986
Net realized gains (losses)	23,243	(12,755)	(46,738)
Total	$583,424	$546,552	$561,012

DEPRECIATION AND AMORTIZATION

(in thousands)	2010	2009	2008
Casualty	$1,224	$1,417	$1,648
Property	818	836	872
Surety	577	560	604
Segment totals before income taxes	$2,619	$2,813	$3,124

NET EARNINGS (LOSSES)

(in thousands)	2010	2009	2008
Casualty	$38,239	$51,488	$46,507
Property	34,085	23,261	15,813
Surety	23,071	12,036	20,743
Net Underwriting Income	$95,395	$86,785	$83,063
Net investment income	66,799	67,346	78,986
Realized gains (losses)	23,243	(12,755)	(46,738)
General corporate expense and interest on debt	(14,048)	(13,991)	(13,557)
Equity in earnings of unconsolidated investees	7,101	5,052	4,844
Total earnings before income taxes	$178,490	$132,437	$106,598
Income taxes	51,058	38,592	27,922
Total	$127,432	$93,845	$78,676

The following table further summarizes net premiums earned by major product type within each segment:

	Year ended December 31,
(in thousands)	2010	2009	2008
CASUALTY
General liability	$96,659	$115,439	$140,891
Commercial and
personal umbrella	61,370	62,388	65,091
Commercial transportation	40,262	42,185	46,710
Executive products	15,841	15,553	13,846
Specialty program business	7,188	21,577	38,340
Other	9,799	7,879	8,603
Total	$231,119	$265,021	$313,481
PROPERTY
Commercial property	$80,471	$81,828	$85,271
Marine	47,981	52,470	48,166
Crop reinsurance	27,082	—	—
Property reinsurance	9,960	7,843	1,649
Other property	16,151	13,162	11,777
Total	$181,645	$155,303	$146,863
SURETY	$80,618	$71,637	$68,420
Grand total	$493,382	$491,961	$528,764

UNAUDITED INTERIM FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2010
UNAUDITED INTERIM FINANCIAL INFORMATION
UNAUDITED INTERIM FINANCIAL INFORMATION

12. UNAUDITED INTERIM FINANCIAL INFORMATION

Selected quarterly information is as follows:

(in thousands, except per share data)	First	Second	Third	Fourth	Year
2010
Net premiums earned	$116,264	$121,758	$128,334	$127,026	$493,382
Net investment income	16,600	16,765	16,762	16,672	66,799
Net realized investment gains	6,463	4,291	4,527	7,962	23,243
Earnings (loss) before income taxes	34,802	52,229	41,003	50,456	178,490
Net earnings (loss)	24,221	34,994	27,965	40,252	127,432
Basic earnings per share(1)	$1.14	$1.66	$1.34	$1.92	$6.06
Diluted earnings per share(1)	$1.13	$1.65	$1.33	$1.90	$6.00
2009
Net premiums earned	$125,682	$122,492	$122,736	$121,051	$491,961
Net investment income	17,703	16,496	16,295	16,852	67,346
Net realized investment gains (losses)	(33,528)	5,754	6,985	8,034	(12,755)
Earnings (loss) before income taxes	(2,381)	46,503	43,663	44,652	132,437
Net earnings (loss)	(1,816)	34,080	31,019	30,562	93,845
Basic earnings (loss) per share(1)	$(0.08)	$1.58	$1.43	$1.42	$4.35
Diluted earnings (loss) per share(1)	$(0.08)	$1.57	$1.42	$1.41	$4.32

(1)          Since the weighted-average shares for the quarters are calculated independently of the weighted-average shares for the year, quarterly earnings per share may not total to annual earnings per share.

RLI CORP. AND SUBSIDIARIES

SCHEDULE I—SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS

IN RELATED PARTIES

December 31, 2010

Column A	Column B	Column C	Column D
(in thousands)			Amount at
			which shown in
Type of Investment	Cost (1)	Fair Value	the balance sheet
Fixed maturities:
Bonds:
Available-for-sale
U.S. Government	$15,771	$15,824	$15,824
Non U.S. Government
U.S. Agencies	103,133	102,213	102,213
Mtge/ABS/CMO*	290,858	304,056	304,056
Corporate	449,651	472,933	472,933
States, political subdivisions, and revenues	234,456	237,038	237,038
Total available-for-sale	$1,093,869	$1,132,064	$1,132,064

Held-to-maturity
U.S. Government	$15,000	$14,975	$15,000
U.S. Agencies	288,407	282,326	288,407
State, political subdivisions, and revenues	5,851	6,083	5,851
Total held-to-maturity	$309,258	$303,384	$309,258

Trading
U.S. Government	$—	$—	$—
U.S. Agencies	—	—	—
Mtge/ABS/CMO*	13	15	15
Corporate	—	—	—
States, political subdivisions, and revenues	—	—	—
Total trading	$13	$15	$15

Total fixed maturities	$1,403,140	$1,435,463	$1,441,337

Equity securities, available-for-sale
Common stock
Public utilities	$37,592	$52,858	$52,858
Banks, trusts and insurance companies	18,727	25,227	25,227
Industrial, miscellaneous and all other	156,750	243,812	243,812
Total equity securities	$213,069	$321,897	$321,897

Short-term investments	$39,787	$39,787	$39,787

Total investments	$1,655,996	$1,797,147	$1,803,021

*Mortgage-backed, asset-backed & collaterialzed mortgage obligations.

Note: See notes 1E and 2 of Notes to Consolidated Financial Statements, as attached in Exhibit 13.  See also the accompanying report of independent registered accounting firm on page 51 of this report.

(1)  Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

RLI CORP. AND SUBSIDIARIES

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(PARENT COMPANY)

CONDENSED BALANCE SHEETS

December 31,

(in thousands, except share data)	2010	2009
ASSETS

Cash	$26	$109
Short-term investments, at cost which approximates fair value	1,019	16,091
Investments in subsidiaries, at equity value	831,560	878,951
Investments in unconsolidated investee, at equity value	43,358	44,286
Fixed income:
Available-for-sale, at fair value (amortized cost - $30,921 in 2010 and $15,986 in 2009)	30,035	15,903
Property and equipment, at cost, net of accumulated depreciation of $2,381 in 2010 and $2,110 in 2009	4,995	5,260
Deferred debt costs	326	433
Other assets	499	497
Total assets	$911,818	$961,530

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Accounts payable, affiliates	$3,658	$4,767
Dividends payable	—	6,520
Income taxes payable—current	118	521
Income taxes payable—deferred	13,167	14,085
Bonds payable, long-term debt	100,000	100,000
Interest payable, long-term debt	2,727	2,727
Other liabilities	772	660
Total liabilities	$120,442	$129,280

Shareholders’ equity:
Common stock ( $1 par value, authorized 100,000,000 shares, issued 32,317,691 shares in 2010 and 32,179,091 shares in 2009)	$32,318	$32,179
Paid in capital	215,066	207,386
Accumulated other comprehensive earnings, net of tax	95,992	77,411
Retained earnings	834,375	877,791
Deferred compensation	6,474	7,989
Treasury shares at cost (11,353,151 shares in 2010 and 10,914,368 shares in 2009)	(392,849)	(370,506)
Total shareholders’ equity	$791,376	$832,250
Total liabilities and shareholders’ equity	$911,818	$961,530

See Notes to Consolidated Financial Statements, as attached in Exhibit 13.  See also the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(PARENT COMPANY)—(continued)

CONDENSED STATEMENTS OF EARNINGS AND COMPREHENSIVE EARNINGS

Years ended December 31,

(in thousands)	2010	2009	2008
Net investment income	$675	$906	$1,739
Net realized investment gains (losses)	(13)	166	72
Equity in earnings of unconsolidated investees	7,101	5,052	4,844
Selling, general and administrative expenses	(7,998)	(7,941)	(6,853)
Interest expense on debt	(6,050)	(6,050)	(6,046)
Loss before income taxes	(6,285)	(7,867)	(6,244)
Income tax benefit	(8,754)	(3,590)	(5,750)
Net earnings (loss) before equity in net earnings of subsidiaries	2,469	(4,277)	(494)
Equity in net earnings of subsidiaries	124,963	98,122	79,170
Net earnings	$127,432	$93,845	$78,676
Other comprehensive loss, net of tax
Unrealized gains on securities:
Unrealized holding losses arising during the period	$(530)	$(70)	$(33)
Less: reclassification adjustment for losses (gains) included in net earnings	8	(108)	(25)
Other comprehensive loss - parent only	(522)	(178)	(58)
Equity in other comprehensive earnings (loss) of subsidiaries/investees	19,103	62,459	(80,513)
Other comprehensive earnings (loss)	18,581	62,281	(80,571)
Comprehensive earnings (loss)	$146,013	$156,126	$(1,895)

See Notes to Consolidated Financial Statements, as attached in Exhibit 13.  See also the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(PARENT COMPANY)—(continued)

CONDENSED STATEMENTS OF CASH FLOWS

Years ended December 31,

(in thousands)	2010	2009	2008
Cash flows from operating activities
Earnings (loss) before equity in net earnings of subsidiaries	$2,469	$(4,277)	$(494)
Adjustments to reconcile net losses to net cash provided by (used in) operating activities:
Net realized investment gains	13	(166)	(72)
Depreciation	271	271	269
Other items, net	255	572	2,823
Change in:
Affiliate balances payable	(1,109)	1,803	(4,271)
Federal income taxes	1,730	1,511	7,193
Stock option excess tax benefit	(2,732)	(444)	(4,929)
Changes in investment in unconsolidated investees:
Undistributed earnings	(7,101)	(5,052)	(4,844)
Dividends received	7,920	—	3,960
Net cash provided by (used in) operating activities	1,716	(5,782)	(365)
Cash flows from investing activities
Purchase of:
Fixed income, available-for-sale	(42,908)	(28,536)	(30,932)
Short-term investments, net	—	(13,425)	(4,700)
Property and equipment	(6)	—	(28)
Sale of:
Fixed income, available-for-sale	—	7,531	—
Equity securities, available-for-sale	—	—	—
Short-term investments, net	15,072	—	—
Call or maturity of:
Fixed income, available-for-sale	27,930	33,750	32,225
Cash dividends received-subsidiaries	208,000	40,000	70,000
Net cash provided by (used in) investing activities	208,088	39,320	66,565
Cash flows from financing activities
Stock option excess tax benefit	2,732	444	4,929
Proceeds from stock option exercises	5,087	4,804	(150)
Treasury shares purchased	(23,858)	(19,251)	(47,904)
Treasury shares reissued	—	5,222	—
Cash dividends paid	(193,848)	(25,023)	(22,701)
Net cash used in financing activities	(209,887)	(33,804)	(65,826)
Net (decrease) increase in cash	(83)	(266)	374
Cash at beginning of year	109	375	1
Cash at end of year	$26	$109	$375

Interest paid on outstanding debt for 2010, 2009 and 2008 amounted to  $6.0 million.  See Notes to Consolidated Financial Statements, as attached in Exhibit 13.  See also the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE III—SUPPLEMENTARY INSURANCE INFORMATION

As of and for the years ended December 31, 2010, 2009 and 2008

(in thousands)					Incurred losses
	Deferred policy	Unpaid losses	Unearned	Net	and settlement
	acquisition	and settlement	premiums,	premiums	expenses
Segment	costs	expenses, gross	gross	earned	current year

Year ended December 31, 2010

Casualty segment	$25,527	$993,964	$154,987	$231,119	$178,793
Property segment	22,477	134,691	93,265	181,645	90,734
Surety segment	26,431	45,288	53,285	80,618	15,048

RLI Insurance Group	$74,435	$1,173,943	$301,537	$493,382	$284,575

Year ended December 31, 2009

Casualty segment	$27,309	$1,014,215	$166,410	$265,021	$188,229
Property segment	22,539	95,428	93,339	155,303	65,172
Surety segment	26,032	36,817	52,778	71,637	16,564

RLI Insurance Group	$75,880	$1,146,460	$312,527	$491,961	$269,965

Year ended December 31, 2008

Casualty segment	$31,685	$1,035,309	$193,984	$313,481	$220,442
Property segment	23,304	101,154	95,777	146,863	80,638
Surety segment	23,531	22,848	45,409	68,420	8,432

RLI Insurance Group	$78,520	$1,159,311	$335,170	$528,764	$309,512

NOTE 1: Investment income is not allocated to the segments, therefore net investment income has not been provided.

See the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE III—SUPPLEMENTARY INSURANCE INFORMATION

(continued)

As of and for the years ended December 31, 2010, 2009 and 2008

(in thousands)	Incurred
	losses and
	settlement	Policy	Other	Net
	expenses	acquisition	operating	premiums
Segment	prior year	costs	expenses	written

Year ended December 31, 2010

Casualty segment	$(65,283)	$59,901	$19,468	$222,596
Property segment	(8,271)	53,055	12,043	179,899
Surety segment	(9,689)	45,115	7,073	82,645

RLI Insurance Group	$(83,243)	$158,071	$38,584	$485,140

Year ended December 31, 2009

Casualty segment	$(65,523)	$69,211	$21,615	$241,005
Property segment	3,434	51,886	11,551	152,889
Surety segment	(4,488)	40,923	6,602	76,022

RLI Insurance Group	$(66,577)	$162,020	$39,768	$469,916

Year ended December 31, 2008

Casualty segment	$(50,562)	$76,592	$20,501	$295,942
Property segment	(6,646)	47,491	9,568	146,089
Surety segment	(5,130)	39,237	5,138	71,425

RLI Insurance Group	$(62,338)	$163,320	$35,207	$513,456

See the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE IV—REINSURANCE

Years ended December 31, 2010, 2009 and 2008

(in thousands)					Percentage
		Ceded to	Assumed		of amount
	Direct	other	from other	Net	assumed
Segment	amount	companies	companies	amount	to net

2010

Casualty	$319,477	$89,505	$1,147	$231,119	0.5%
Property	189,298	53,487	45,834	$181,645	25.2%
Surety	90,894	10,932	656	$80,618	0.8%

RLI Insurance Group Premiums earned	$599,669	$153,924	$47,637	$493,382	9.7%

2009

Casualty	$359,751	$96,093	$1,363	$265,021	0.5%
Property	199,019	54,578	10,862	$155,303	7.0%
Surety	81,264	11,691	2,064	$71,637	2.9%

RLI Insurance Group Premiums earned	$640,034	$162,362	$14,289	$491,961	2.9%

2008

Casualty	$423,996	$111,982	$1,467	$313,481	0.5%
Property	199,681	55,199	2,381	$146,863	1.6%
Surety	72,147	5,097	1,370	$68,420	2.0%

RLI Insurance Group Premiums earned	$695,824	$172,278	$5,218	$528,764	1.0%

See the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE V—VALUATION AND QUALIFYING ACCOUNTS

Years ended December 31, 2010, 2009 and 2008

	Balance	Amounts	Amounts	Balance
	at beginning	charged	recovered	at end of
(in thousands)	of period	to expense	(written off)	period

2010 Allowance for uncollectible reinsurance	$29,620	$(1,865)	$(855)	$26,900

2009 Allowance for uncollectible reinsurance	$29,211	$1,002	$(593)	$29,620

2008 Allowance for uncollectible reinsurance	$31,421	$1,416	$(3,626)	$29,211

See the accompanying report of independent registered accounting firm on page 51 of this report.

RLI CORP. AND SUBSIDIARIES

SCHEDULE VI—SUPPLEMENTARY INFORMATION CONCERNING

PROPERTY-CASUALTY INSURANCE OPERATIONS

Years ended December 31, 2010, 2009 and 2008

(in thousands)
	Deferred policy	Claims and	Unearned	Net	Net
Affiliation with	acquisition	claim adjustment	premiums,	premiums	investment
Registrant (1)	costs	expense reserves	gross	earned	income

2010	$74,435	$1,173,943	$301,537	$493,382	$66,799
2009	$75,880	$1,146,460	$312,527	$491,961	$67,346
2008	$78,520	$1,159,311	$335,170	$528,764	$78,986

	Claims and claim adjustment
	expenses incurred related to:		Amortization	Paid claims and	Net
	Current	Prior	of deferred	claim adjustment	premiums
	year	year	acquisition costs	expenses	written

2010	$284,575	$(83,243)	$158,071	$191,620	$485,140
2009	$269,965	$(66,577)	$162,020	$202,347	$469,916
2008	$309,512	$(62,338)	$163,320	$213,075	$513,456

(1)          Consolidated property-casualty insurance operations.

See the accompanying report of independent registered accounting firm on page 51 of this report.

Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 09, 2011	Jun. 30, 2010
Document and Entity Information
Entity Registrant Name	RLI CORP
Entity Central Index Key	0000084246
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 910,921,846
Entity Common Stock, Shares Outstanding		21,026,645
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY